As filed with the Securities and Exchange Commission on April 20, 2000

                               FILE NO. 333-01781
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         POST-EFFECTIVE AMENDMENT NO. 5
                                       TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. Exact name of trust:
              JPF SEPARATE ACCOUNT C
B. Name of depositor:
              JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
C. Complete address of depositor's principal executive offices:
              One Granite Place
              Concord, NH 03301
D. Name and complete address of agent for service:
              Ronald R. Angarella, President
              Jefferson Pilot Securities Corporation
              One Granite Place
              Concord, NH 03301

Copies to:

Charlene Grant, Esq.                          Joan E. Boros, Esq.
Jefferson Pilot Financial Insurance Company   Jorden, Burt, Boros, Cicchetti,
                                              Berenson & Johnson LLP
One Granite Place                             1025 Thomas Jefferson Street, N.W.
Concord, NH 03301                             Suite 400 East
                                              Washington, D.C. 20007-0805

                               ------------------

It is proposed that this filing will become effective (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2000 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. Title and amount of securities being registered:
     Units of Interest in the Separate Account under Individual Survivorship Flexible Premium Variable Life Insurance Policies.

F. Approximate date of proposed public offering:
   as soon as practicable after the effective date.

Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.

Registrant is registering an indefinite number of securities, by reason of
Section 24(f) of the Investment Company Act of 1940.

G. Amount of filing Fee:


   An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 2-94478. Registrant filed a Rule 24f-2 Notice for the fiscal year ending December 31, 1999 on February 23, 2000.


H. Approximate date of proposed public offering:

   As soon as practicable after the effective date.

   Registrant elects to be governed by Rule 6e3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                             Prospectus: May 1, 2000


                                   Ensemble SL

                             JPF Separate Account C

          Flexible Premium Variable Survivorship Life Insurance Policy
                          On The Lives Of Two Insureds
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
           One Granite Place Concord, New Hampshire 03301 800-258-3648
--------------------------------------------------------------------------------


This Prospectus describes the Ensemble Survivorship Life Insurance Policy ("Ensemble SL" or "the Policy"), a flexible premium variable life insurance policy on the lives of two Insureds, issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account C ("Separate Account C"), and/or the General Account, or both Accounts. The Divisions of Separate Account C support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Accumulation Value. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").


This Prospectus also describes the Divisions used to fund the Policy through Separate Account C. Each Division invests exclusively in one of the following
Portfolios:

JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Global Hard Assets Portfolio
JPVF Emerging Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Growth Portfolio

JPVF S&P 500 Index Portfolio
JPVF Value Portfolio

JPVF Balanced Portfolio

JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
Fidelity VIP Growth Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP II Contrafund Portfolio

MFS Research Series

MFS Utilities Series
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Bond Fund/VA

Templeton International Securities  Fund


Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble SL insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT C REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

table of contents
--------------------------------------------------------------------------------


                                                 Page
                                                -----
DEFINITIONS ...................................    3
POLICY SUMMARY ................................    4
THE SEPARATE ACCOUNT ..........................    5
CHARGES & FEES ................................    6
 Charges & Fees Assessed Against Premium           6
 Charges & Fees Assessed Against the
  Accumulation Value ..........................    6
 Charges & Fees Assessed Against the
  Separate Account ............................    7
 Charges Assessed Against the Underlying
  Funds .......................................    8
 Charges Deducted Upon Surrender ..............    9
ALLOCATION OF PREMIUMS ........................    9
 The Portfolios ...............................    9
 Investment Advisers for each of the
  Funds .......................................   11
 Mixed and Shared Funding; Conflicts of
  Interest ....................................   12
 Fund Additions, Deletions or
  Substitutions ...............................   12
 General Account ..............................   12
POLICY CHOICES ................................   13
 General ......................................   13
 Premium Payments .............................   13
 Modified Endowment ...........................   14
 Compliance with the Internal Revenue
  Code ........................................   14
 Death Benefit Options ........................   14
 Transfers and Allocations to Funding
  Options .....................................   15
 Telephone Transfers, Loans and
  Reallocations ...............................   16
 Automated Transfers (Dollar Cost
  Averaging and Portfolio Rebalancing) ........   16
POLICY VALUES .................................   17
 Accumulation Value ...........................   17
 Unit Values ..................................   18
 Net Investment Factor ........................   18
 Surrender Value ..............................   18
POLICY RIGHTS .................................   19
 Surrenders ...................................   19
 Withdrawals ..................................   19
 Grace Period .................................   19
 Reinstatement of a Lapsed or Terminated
  Policy ......................................   19
 Coverage Beyond Younger Insured's
  Attained Age 100 ............................   20

                                                Page
                                                -----
 Right to Defer Payment .......................   20
 Policy Loans .................................   20
 Policy Changes ...............................   21
 Right of Policy Examination ..................   22
 Supplemental Benefits ........................   22
DEATH BENEFIT .................................   22
POLICY SETTLEMENT .............................   22
 Settlement Options ...........................   23
THE COMPANY ...................................   23
DIRECTORS & OFFICERS ..........................   25
ADDITIONAL INFORMATION ........................   26
 Reports to Policyowners ......................   26
 Right to Instruct Voting of Fund Shares ......   26
 Disregard of Voting Instructions .............   26
 State Regulation .............................   27
 Legal Matters ................................   27
 The Registration Statement ...................   27
 Financial Statements .........................   27
 Employment Benefit Plans .....................   27
 Distribution of the Policy ...................   27
 Independent Auditors .........................   27
 Group or Sponsored Arrangements ..............   28
TAX MATTERS ...................................   29
 General ......................................   29
 Federal Tax Status of the Company ............   29
 Life Insurance Qualification .................   29
 Charges for JP Financial Income Taxes. .......   32
MISCELLANEOUS POLICY PROVISIONS ...............   33
 The Policy ...................................   33
 Payment of Benefits ..........................   33
 Suicide and Incontestability .................   33
 Protection of Proceeds .......................   33
 Nonparticipation .............................   33
 Changes in Owner and Beneficiary;
  Assignment ..................................   33
 Misstatements ................................   33
ILLUSTRATIONS OF ACCUMULATION
 VALUES, CASH VALUES AND
 DEATH BENEFITS ...............................  A-1
FINANCIAL STATEMENTS OF THE
 COMPANY ......................................  F-1
FINANCIAL STATEMENTS OF THE
 SEPARATE ACCOUNT .............................  F-19


--------------------------------------------------------------------------------
This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.
--------------------------------------------------------------------------------
definitions
--------------------------------------------------------------------------------

Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age: The Insureds' ages at their nearest birthdays.


Allocation Date: The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive from you all administrative items needed to activate the Policy.


Attained Age: The respective ages of the Insureds at the last Policy
Anniversary.


Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives either Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.


Cash Value: The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to the Policyowner on surrender of the Policy.

Code: The Internal Revenue Code of 1986, as amended.

Company: Jefferson Pilot Financial Insurance Company.


Cost of Insurance: A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.


Cumulative Minimum Premium: An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.


Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.


Death Benefit: The amount which is payable on the Second Death, adjusted as provided in the Policy.

Death Benefit Options: Either of the two methods for determining the Death Benefit.

Division: A separate division of Separate Account C which invests only in the shares of a specified Portfolio of a Fund.

Fund: An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.


Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Home Office: Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.


Insureds: The two persons on whose lives the Policy is issued.

Issue Age(s): The Age of each Insured on the Policy's Issue Date.

Issue Date: The effective date on which coverage begins under the Policy.

Load Basis Amount: A rate per $1,000 of Specified Amount to which the Acquisition Charge applies and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

Loan Value: Generally, 90% of the Policy's Cash Value on the date of a loan.

Minimum Annual Premium: The amount of premium to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

Monthly Anniversary Date: The same day in each month as the Policy Date.

Net Premium: The gross premium less a 2.5% State Premium Tax Charge and a 1.25% Federal DAC Tax Charge.

Policy: The life insurance contract described in this Prospectus.


Policy Date: The date set forth in the Policy and from which policy years, policy months and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is the date the Policy is issued.


Policy Debt: The sum of all unpaid policy loans and accrued interest thereon.

Portfolio: A separate investment series of one of the Funds.


Proof of Death: One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.


Second Death: Death of the Surviving Insured.

SEC: Securities and Exchange Commission.


Separate Account C: JPF Separate Account C, a separate investment account we established for the purpose of funding the Policy.

Specified Amount: The amount you choose at application, which may subsequently be decreased, and used in determining the Death Benefit.


State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands or any other possession of the United States.


Surrender Charge: An amount retained by us upon the Surrender of the Policy, a Withdrawal or a decrease in Specified Amount.


Surrender Value: Cash Value less any Policy Debt.

Surviving Insured: The Insured living after one of the Insureds dies.

Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.


Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

Valuation Period: The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.


Younger Insured's Attained Age 100: The Policy anniversary on which the younger insured would be Attained Age 100, regardless of whether he or she is still alive.

policy summary
--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable life insurance policy issued on the lives of two Insureds. The Policy provides life insurance and pays a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of two Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

Charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender or decrease in Specified Amount.


You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insureds, any subsequent applications and any riders constitute the entire contract.


At the time of application, you must choose a Death Benefit Option, decide on the amount of premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.


The proceeds payable upon the Second Death depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. The Death Benefit proceeds will be reduced by repayment of any outstanding Policy Debt.


Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. An initial premium, based on Issue Age(s), underwriting class(es) and Specified Amount must be paid at issue. No premium payment may be less than $250 ($50 for electronic fund transfers). Premium reminder notices will be sent for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, you may reinstate it.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4% per year.


the separate account
--------------------------------------------------------------------------------

The Separate Account underlying the Policy is JPF Separate Account C. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company (mutual fund) whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Portfolios' prospectuses, which are delivered with this Prospectus.


Separate Account C was established under New Hampshire law on August 4, 1993. Under New Hampshire Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.


No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


Divisions. The Policies presently offer twenty Divisions but may add or delete Divisions. You may invest in a total of 17 Divisions over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

charges & fees
--------------------------------------------------------------------------------

[arrow] CHARGES & FEES ASSESSED AGAINST
        PREMIUM

Premium Charges


Before a premium is allocated to any of the Divisions of Separate Account C and the General Account, we will deduct a state premium tax charge of 2.5% (which represents an average of actual premium taxes imposed) unless otherwise required by state law (2.35% in California). We may impose the premium tax charge in states which do not themselves impose a premium tax. The state premium tax charge reimburses us for taxes we pay to states and municipalities in which the Policy is sold. The amount of tax assessed by a state or municipality may be more or less than the charge. We will also deduct a federal income tax charge of 1.25% ("Federal DAC Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws. We have determined that these state and federal tax charges are reasonable in relation to our tax liability, but subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.


[arrow] CHARGES & FEES ASSESSED AGAINST
        ACCUMULATION VALUE


Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, the charges will be deducted pro rata from each of the Divisions and the General Account.


Monthly Deduction


On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.


The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), plus

ii) a Monthly Administrative Fee of $10, plus

iii) a monthly Unit Expense Charge of .05 per $1,000 of Specified Amount in Policy Years 1 through 10 (not less than $15 per month), and .02 per $1,000 of Specified Amount in Policy Years 11 and thereafter (not to exceed $50 per month or go below $15 per month), plus

iv) a monthly Acquisition Charge during the first two Policy Years equal to 2% of Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

v) the cost of optional benefits provided by rider.


Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.


The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where:

i) is the current Cost of Insurance Rate as described in the Policy;


ii) is the death benefit at the beginning of the policy month divided by
1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%; and


iii) is the Accumulation Value at the beginning of the policy month.


The current Cost of Insurance Rate is variable and is based on both Insureds' issue ages, sex (where permitted by law), Policy Year, rating class of the Insureds and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.


Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

Unit Expense Charge. The Monthly Deduction amount also includes a current administrative expense charge of $0.05 per month per $1,000 of Specified Amount for Policy Years 1 through 10 (not less than $15 per month) and $0.02 a month per $1,000 of Specified Amount for Policy Years 11 and thereafter (not less than $15 per month nor more than $50 per month). These charges are for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports.


Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate us for total sales expenses for the year. To the extent sales expenses in any policy year are not recovered by this Acquisition Charge and the Surrender Charge, the sales expenses may be recovered from other sources which may include profits from the Mortality Risk and Expense Risk Charges.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.


[arrow] CHARGES & FEES ASSESSED AGAINST THE
        SEPARATE ACCOUNT

Mortality and Expense Risk Charge


We will assess a charge on a daily basis against each Division at a current annual rate of 1.00% in Policy Years 1 through 10 (1.25% guaranteed) and .60% in Policy Years 11 and thereafter (.85% guaranteed) of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.


Administrative Charge for Transfers or Withdrawal

We will impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). An Administrative Fee of $50 will also be charged for withdrawals.

[arrow] CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

Following are the investment advisory and sub-investment management fees, paid by each of the Funds as a percentage of average net assets.

Jefferson Pilot Variable Fund


                                   World Growth Stock,
                                   Global Hard Assets,
                                     Small Company,
    Average Daily        Money            Value            Capital
     Net Assets         Market        and Balanced         Growth
     ----------         ------        ------------         ------
First $200 million        .50%             .75%              1.00%
 Next $1.1 billion        .45%             .70%               .95%
 Over $1.3 billion        .40%             .65%               .90%



                                     High Yield
                                        Bond
    Average Daily       Emerging        and        International       S&P
     Net Assets          Growth        Growth          Equity          500
     ----------          ------        ------          ------          ---
First $200 million         .80%          .75%           1.00%           .24%
 Next $1.1 billion         .75%          .75%           1.00%           .24%
 Over $1.3 billion         .70%          .75%           1.00%           .24%


The compensation of the Sub-Investment Managers is paid directly from the investment management fees of JP Investment Advisory and is set forth in the table below as an annual percentage of the average daily net assets of the Portfolio managed:

                                  Sub-Investment Manager Fees
                       -------------------------------------------------
                                    Templeton     Van Eck
                         Janus        World       Global     Lord Abbett
    Average Daily       Capital       Growth       Hard         Small
     Net Assets          Growth       Stock       Assets       Company
     ----------          ------       -----       ------       -------
First $200 million         .70%         .50%        .50%         .50%
 Next $1.1 billion         .65%         .45%        .45%         .45%
 Over $1.3 billion         .60%         .40%        .40%         .40%


                      Credit      MFS       MFS
                      Suisse   Emerging    Money     Janus    Barclays
Net Assets             Value    Growth    Market   Balanced   S&P 500
----------             -----    ------    ------   --------   -------
First $100 Million      .50%      .40%      .30%      .55%       .05%
 Next $100 million      .50%      .40%      .30%      .50%       .05%
 Next $200 million      .50%      .40%      .25%      .50%       .05%
 Over $400 million      .50%      .40%      .25%      .50%      .025%
Over $1 billion         .50%      .40%      .25%      .50%       .01%


                                  Lombard Odier
                       Strong     International
Net Assets             Growth        Equity
----------             ------        ------
First $25 million        .60%          .50%
Next $75 million         .50%          .50%
Next $50 million         .40%          .50%
Over $150 million        .30%          .50%


Templeton International Securities Fund: Class 2.



                                                        Total
                     Other                              Annual
                   Expenses         Distribution       Expenses
 Management     (After Expense          Fee         (After Expense
     Fee        Reimbursement)        (12b-1)       Reimbursement)
------------   ----------------   ---------------  ---------------
    .69%              .19%              .25%             1.13%



Class 2 of the Templeton International Securities Fund has a distribution plan or "Rule 12b-1 Plan" under which it pays the Company 0.25% per year of average net assets invested in the fund's Class 2 shares.


Fidelity VIP and VIP II


                                                 Total
                    Management       Other       Annual
                        Fee        Expenses     Expenses
                   ------------   ----------   ---------
Fidelity VIP
Equity Income           .48%          .08%         .56%
Growth                  .58%          .07%         .65%
Fidelity VIP II
Contrafund              .58%          .07%         .65%



MFS Variable Insurance Trust



                                                       Total
                          Management       Other       Annual
                              Fee        Expenses     Expenses
                         ------------   ----------   ---------
MFS Research Series           .75%          .11%         .86%
MFS Utilities Series          .75%          .16%         .91%



Oppenheimer Variable Account Funds



                                                         Total
                            Management       Other       Annual
                                Fee        Expenses     Expenses
                           ------------   ----------   ---------
Strategic Bond Fund/VA          .74%          .04%         .78%
Bond Fund/VA                    .72%          .01%         .73%



Certain of the unaffiliated Portfolio advisers reimburse us for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy (MFS--0.15%, Oppenheimer--0.10% for the Bond Fund and 0.15% for the Strategic Bond Fund; all reimbursements are expressed as a percentage of average daily net assets under management). These reimbursements are paid by the advisers and are not charged to the Portfolios.


For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Additional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800)-258-3648 x7719.

[arrow] CHARGES DEDUCTED UPON SURRENDER


If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

When we issue your Policy, we determine the initial Surrender Charge. To determine the initial Surrender Charge, we multiply the initial Specified Amount of your Policy by a rate per thousand dollars of Specified Amount. The applicable rate depends on the sex, Issue Ages, and rating class of the Insureds. For the following examples of Insureds, the applicable rates per 1000 are:


Male Standard Non-Smoker Age 35, Female Standard Non-Smoker Age 30        $2.72
Male Standard Non-Smoker Age 45, Female Standard Non-Smoker Age 40        $4.87
Male Standard Non-Smoker Age 55, Female Standard Non-Smoker Age 50        $9.36
Male Standard Smoker Age 55, Female Standard Non-Smoker Age 50           $10.60
Male Non-Smoker Age 55 Rated Table H, Female Standard Non-Smoker Age 50  $11.29
Male Standard Non-Smoker Age 65, Female Standard Non-Smoker Age 60       $17.80
Male Standard Non-Smoker Age 75, Female Standard Non-Smoker Age 70       $33.19

Accordingly, if the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50, and the Policy's Specified Amount was $500,000, the initial Surrender Charge would be $4,680 (9.36 x 500).

The maximum rate per 1000 of Specified Amount, considering all possible combinations of sex, Issue Ages, and rating class of the Insureds, is $43.32.

The Surrender Charge in any given Policy Year will equal a percentage of the initial Surrender Charge as follows:

                           Surrender Charge as
 Policy Year     Percentage of Initial Surrender Charge*
 -----------     ---------------------------------------
     0-5                           100%
      6                             80%
      7                             60%
      8                             40%
      9                             20%
     10+                             0%

------------------------------
* May be lower at some ages

We will not assess a Surrender Charge after the ninth Policy Year. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or reduction in Specified Amount plus any applicable pro rata Surrender Charge.

Surrender Charges on Surrenders and Withdrawals

All applicable Surrender Charges are imposed on Surrenders.


We will impose a pro rata Surrender Charge on Withdrawals. The pro rata Surrender Charge is the amount of the Withdrawal divided by the Cash Value. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge of $50 will be deducted from the amount of each Withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.


We will also impose a pro rata Surrender Charge on Decreases in Specified Amount. The pro rata portion will equal the amount of the Specified Amount reduction divided by the Specified Amount before the reduction.

Other Charges


We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.


allocation of premiums
--------------------------------------------------------------------------------


You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.


[arrow] THE PORTFOLIOS


The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect to 17 over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies. (See Mixed and Shared Funding)

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. you should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.


[diamond] JPVF International Equity Portfolio seeks long-term capital appreciation through investments in securities whose primary trading markets are outside the United States.

[diamond] JPVF World Growth Stock Portfolio seeks to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

[diamond] JPVF Global Hard Assets Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Hard Asset Securities include equity and debt securities of "Hard Asset Companies", that are directly or indirectly engaged in the exploration, development, production or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; oil and gas, petroleum, petrochemicals or other hydrocarbons; forest productions; real estate; and other basic non-agricultural commodities. Income is a secondary consideration.


[diamond] JPVF Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth.


[diamond] JPVF Capital Growth Portfolio seeks capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.


[diamond] JPVF Small Company Portfolio seeks to achieve growth of capital. The
          Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies, which are defined as companies with market capitalizations equal to or less than the largest company in the Russell 2000[RegTM] Index.


[diamond] JPVF Growth Portfolio seeks capital growth by investing primarily in equity securities that the Sub-Investment Manager believes have above-average growth prospects.


[diamond] JPVF S&P 500 Index Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States as represented by the S&P 500 Index.

[diamond] JPVF Value Portfolio (formerly Growth and Income Portfolio) seeks long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, seeks a reasonable level of current income.


[diamond] JPVF Balanced Portfolio seeks reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

[diamond] JPVF High Yield Bond Portfolio seeks a high level of current income by investing primarily in corporate obligations with emphasis on higher yielding, higher risk, lower-rated or unrated securities. These securities may be considered speculative and involve greater risks, including risk of default, than higher rated securities.

[diamond] JPVF Money Market Portfolio seeks to achieve as high a level of current income as is consistent with preservation of capital and liquidity. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

[diamond] Fidelity Variable Insurance Products Fund--Growth Portfolio seeks capital appreciation by investing primarily in common stocks.

[diamond] Fidelity Variable Insurance Products Fund--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.


[diamond] Fidelity Investments' Variable Insurance Products Fund II--Contrafund
          Portfolio seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor.


[diamond] MFS Variable Insurance Trust--Research Series seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

[diamond] MFS Variable Insurance Trust--Utilities Series seeks capital growth and current income (incomes above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

[diamond] Oppenheimer Variable Account Funds--Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Portfolio intends to invest principally in: (i) foreign government and corporate debt securities,
          (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

[diamond] Oppenheimer Variable Account Funds--Bond Fund/VA primarily seeks a high level of current income from investment in high yield, fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Portfolio seeks capital growth when consistent with its primary objective.


[diamond] Franklin Templeton Variable Insurance Products Trust--Templeton
          International Fund: Class 2 seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Templeton International Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Standard & Poor's Corporation or Moody's Investors Service, Inc. or which are unrated by any rating agency.


Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

[arrow] INVESTMENT ADVISERS FOR EACH OF THE FUNDS:

[diamond] JPVF International Equity Portfolio: Lombard Odier International
          Portfolio Management Limited ("Lombard Odier")

[diamond] JPVF World Growth Stock Portfolio: Templeton Global Advisors Limited
          ("Templeton")

[diamond] JPVF Global Hard Assets Portfolio: Van Eck Associates Corporation
          ("Van Eck")

[diamond] JPVF Emerging Growth Portfolio: Massachusetts Financial Services
          Company ("MFS")

[diamond] JPVF Capital Growth Portfolio: Janus Capital Corporation ("Janus")


[diamond] JPVF S&P 500 Index Portfolio: Barclays Global Fund Advisors
          ("Barclays")


[diamond] JPVF Small Company Portfolio: Lord, Abbett & Co. ("Lord Abbett")

[diamond] JPVF Growth Portfolio: Strong Capital Management, Inc. ("Strong")


[diamond] JPVF Value Portfolio: Credit Suisse Asset Management, LLC ("Credit
          Suisse")


[diamond] JPVF Balanced Portfolio: Janus

[diamond] JPVF High Yield Bond: MFS

[diamond] JPVF Money Market Portfolio: MFS

Fidelity Variable Insurance Products Fund - Fidelity Management & Research Company ("FMR")

Fidelity Variable Insurance Products Fund II - FMR

MFS Variable Insurance Trust - Massachusetts Financial Services Company ("MFS")

Oppenheimer Variable Account Funds - OppenheimerFunds, Inc. ("Oppenheimer")


Franklin Templeton Variable Insurance Products Trust - Templeton Investment Counsel, Inc. ("TICI")


[arrow] MIXED AND SHARED FUNDING; CONFLICTS
        OF INTEREST

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/ Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

[arrow] FUND ADDITIONS, DELETIONS OR
        SUBSTITUTIONS


We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.


We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a) to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Division to another, or from any Division to our general account;

(d) to add, combine, or remove Divisions in the Separate Account;

(e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges" on page 10 above; and


(f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.


Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

[arrow] GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.


The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assumes the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.


policy choices
--------------------------------------------------------------------------------

[arrow] GENERAL


The Policy is designed to provide the Insureds with lifetime insurance protection and to provide the Policyowner with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on two Insureds with a Death Benefit payable only on Second Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insureds under the Policy must generally be under age 85, although one Insured may be over age 85. For ages 15 and over, each Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any good reason.

The minimum Specified Amount at issue is $100,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.


[arrow] PREMIUM PAYMENTS


The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. No payment may be less than $250 ($50 for electronic fund transfers). The Policy has a minimum premium period of 5 years. If you pay the Minimum Annual Premium, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum initial premium will equal the Minimum Annual Premium, divided by 4. In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insureds' ages, sex and risk classes. You are not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")


[arrow] MODIFIED ENDOWMENT


The Policy will be allowed to become a Modified Endowment contract under the Internal Revenue Code only with your consent. Otherwise, if at any time the premiums paid under the Policy exceed the limit for avoiding modified contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60-day period, we will hold the excess premium in a separate deposit fund and credit it with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep your policy in compliance.


[arrow] COMPLIANCE WITH THE INTERNAL
        REVENUE CODE


The Policy is intended to qualify as life insurance under the Internal Revenue Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund of the excess premium to you with interest within 60 days after the end of the Policy Year in which it was received. If, for any reason, we do not refund the excess premium within the 60-day period, such amount will be held in a separate deposit fund and will be credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds.


We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the policy to fail to qualify as life insurance under the Code.


Under limited circumstances, we may backdate a Policy, upon request, by assigning an Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, you must pay the premium for the period between the Issue Date and the date the application is received at the Home Office. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.



We will allocate premium payments, net of the premium tax charge and Federal DAC tax, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Home Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")


[arrow] DEATH BENEFIT OPTIONS


At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable upon the Second Death depends upon which Death Benefit Option you choose.

Under Option 1 the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

Under Option 2 the Death Benefit will be the greater of the current Specified Amount plus the Accumulation Value on the Second Death or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

Corridor Percentages (Attained as of the Younger Insured at the Beginning of
                               the Contract Year)

  Age       %      Age       %      Age       %       Age       %
  ---       -      ---       -      ---       -       ---       -
0-40      250%     50      185%     60      130%      70       115%
  41      243      51      178      61      128       71       113
  42      236      52      171      62      126       72       111
  43      229      53      164      63      124       73       109
  44      222      54      157      64      122       74       107
  45      215      55      150      65      120     75-90      105
  46      209      56      146      66      119       91       104
  47      203      57      142      67      118       92       103
  48      197      58      138      68      117       93       102
  49      191      59      134      69      116      94+       101


Under both Option 1 and Option 2, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.


The Death Benefit will be set at 101% of the cash value on the Policy Anniversary Date nearest the Younger Insured's Attained Age 100.


After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2.


[arrow] TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. Funds may be transferred between the Portfolios or from the Portfolios to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating classes of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (b) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.


We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.


We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.


[arrow] TELEPHONE TRANSFERS, LOANS AND
        REALLOCATIONS


You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified.

We may also permit loans to be made by telephone, provided that your authorization form is one file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


[arrow] AUTOMATED TRANSFERS (DOLLAR COST
        AVERAGING AND PORTFOLIO
        REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.


You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.


You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time.

We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.


policy values
--------------------------------------------------------------------------------

[arrow] ACCUMULATION VALUE


The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax and Federal DAC Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is


(i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, plus


(ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus


(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

(iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

(v) all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any Accumulation Value Adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value Adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

(i) is .0003333 in Policy Years 2 through 10 and .00025 in Policy Years 11 and thereafter;

(ii) is the amount allocated to the Divisions at the beginning of the Policy
Year;

(iii) is the Type B loan balance at the beginning of the Policy Year; and

(iv) is the Guideline Single Premium at issue under Section 7702 of the Code.

See "Policy Loans" for a description of Type B loans.

[arrow] UNIT VALUES


We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.


The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

[arrow] NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1) is the sum of:

     (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

     (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the daily Net Asset Value of Fund shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

[arrow] SURRENDER VALUE


The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Loan Value plus any accrued interest. (See Charges Deducted Upon Surrender)
policy rights
--------------------------------------------------------------------------------

[arrow] SURRENDERS


By Written Request, you may surrender the Policy for its Surrender Value at any time while one or both Insureds is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)


[arrow] WITHDRAWALS


By Written Request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A $50 Charge will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the $50 charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.


Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

[diamond] The Policy's Cash Value will be reduced by the amount of the withdrawal;

[diamond] The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

[diamond] Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.


If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below the $100,000.


If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-per-dollar reduction in the life insurance proceeds payable under the Policy.


You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)


[arrow] GRACE PERIOD


If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction and you have not met Cumulative Minimum Premium requirements during the minimum premium period, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. Your Policy will go into "lapse pending status".

Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.


The Policy will stay in force during the Grace Period. If the last surviving Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.

[arrow] REINSTATEMENT OF A LAPSED OR
        TERMINATED POLICY

If the Policy terminates as provided in its Grace Period benefit, it may be reinstated. To reinstate the Policy, the following conditions must be met:

[diamond] The Policy has not been fully surrendered.

[diamond] You must apply for reinstatement within 5 years after the date of termination and before the Younger Insured's Attained Age 100.

[diamond] We must receive evidence of insurability satisfactory to us.


[diamond] We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.


[diamond] If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

[diamond] Supplemental Benefits will be reinstated only with our consent. (See
          Grace Period and Premium Payments)


[arrow] COVERAGE BEYOND YOUNGER INSURED'S
        ATTAINED AGE 100


At the younger Insured's Attained Age 100, we will make several changes to your Policy. At that point and thereafter, the Specified Amount will equal the current Accumulation Value. The Death Benefit will be set to Option 1 and will equal 101% of the Specified Amount less Policy Debt. We will no longer deduct any Cost of Insurance charges or Unit Expense Charge, the Monthly Accumulation Value Adjustment will cease and no new premiums will be accepted.


[arrow] RIGHT TO DEFER PAYMENT


Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.


[arrow] POLICY LOANS


We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.


We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type

B loans. A Type B loan is charged an effective annual interest rate of 6%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.


If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during either Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: We will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.


[arrow] POLICY CHANGES


You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.


Decrease in Specified Amount


You may decrease the Specified Amount of this Policy after the 1st Policy Year by sending a written request and the Policy to our home office. However:


[diamond] Any decrease must be at least $25,000


[diamond] Any decrease will affect your cost of insurance charge


[diamond] Any decrease may affect the monthly Accumulation Value Adjustment but will not affect the amount available for a Type A loan

[diamond] Any decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

[diamond] A pro rata Surrender Charge will be assessed

[diamond] Any decrease may result in federal tax implications (See "Federal Tax
          Matters")

[diamond] No decrease may decrease the Specified Amount below $100,000.

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:


[diamond] The change will take effect on the Monthly Deduction Day on or next following the date on which your Written Request is received.


[diamond] There will be no change in the Surrender Charge.

[diamond] Evidence of insurability may be required.


[diamond] Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

[diamond] If the change decreases the Specified Amount below the minimum of $100,000, we will increase the Specified Amount to $100,000.

[diamond] Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination)

[arrow] RIGHT OF POLICY EXAMINATION ("FREE
        LOOK PERIOD")


The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.


[arrow] SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

[diamond] Guaranteed Death Benefit Rider--guarantees that the Policy will stay in force during the guarantee period specified in the rider with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.

[diamond] Automatic Increase Rider--allows for scheduled annual increases in Specified Amount, subject to the terms of the rider.

[diamond] Policy Split Option Rider--allows you, upon election, to exchange the Policy for two individual policies one on each Insured named in the Policy, subject to the terms of the rider.


[diamond] Estate Protection Rider--provides for an increase in Specified Amount in Policy Years 1 through 4, subject to the terms of the rider.


[diamond] Specifed Insured Term Rider--provides insurance on one of Insureds, subject to terms of the rider.

[diamond] Death Benefit Maintenance Rider--


These riders may not be available in all states.


Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.


death benefit
--------------------------------------------------------------------------------


The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Second Death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.


(See "Right to Defer Payment" and "Policy Settlement")

policy settlement
--------------------------------------------------------------------------------

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Surviving Insured or upon Surrender or upon maturity.

A Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.


[arrow] SETTLEMENT OPTIONS

The following Settlement Options are available under the Policy:

Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.


Option D--Interest. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

Option E--Interest: Retained Asset Account (Performance Plus Account). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.


The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.


Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.


If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

Calculation of Settlement Option Values

The value of the Settlement Options will be calculated as set forth in the Policy.

the company
--------------------------------------------------------------------------------


Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In 1991 Chubb Life redomesticated from the State of Tennessee to the State of New Hampshire and is now a New Hampshire life insurance company. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

We are licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia.


At December 31, 1999 the Company and its subsidiaries had total assets of approximately $6.2 billion and had over $68 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $26.4 billion.


The Company writes individual life insurance and annuities. It is subject to New Hampshire law governing insurance.


The Company is currently rated AAA (Superior) by Duff & Phelps, AAA (Superior) by Standard & Poor's Corporation and A+ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account C, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet our contractual obligations to our policyowners.

directors and officers
--------------------------------------------------------------------------------

                           MANAGEMENT OF JP FINANCIAL

                Executive Officers and Directors of JP Financial

                                    Directors


                               Principal Occupation and
Name                           Business Address
-------------------------------------------------------------------------------------------
Dennis R. Glass .............. Executive Vice President
                               (also serves as Executive Vice President, Chief Financial
                               Officer and Treasurer of Jefferson-Pilot Corporation and
                               Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401

Kenneth C. Mlekush ........... President
                               (also serves as Executive Vice President of Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401

David A. Stonecipher ......... Chairman and Chief Executive Officer
                               (also serves as President and Chief Executive Officer of
                               Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401


                   Executive Officers (Other Than Directors)


Name                               Position
----                               --------
Charles C. Cornelio .............. Executive Vice President
Leslie L. Durland ................ Executive Vice President
John D. Hopkins .................. Executive Vice President, General Counsel
John C. Ingram ................... Executive Vice President
Reggie D. Adamson ................ Senior Vice President
Ronald R. Angarella .............. Senior Vice President
Charles P. Elam II ............... Senior Vice President, Annuity Actuary
Hal B. Phillips, Jr. ............. Senior Vice President, Chief Life Actuary
Richard T. Stange ................ Senior Vice President, Deputy General Counsel
John W. Wells .................... Senior Vice President
James R. Abernathy ............... Vice President
David K. Booth ................... Vice President
H. Lusby Brown ................... Vice President
Margaret O. Cain ................. Vice President
John C. Cindia ................... Vice President
Rebecca M. Clark ................. Vice President
Richard C. Dielensnyder .......... Vice President
Kenneth S. Dwyer ................. Vice President
Peter N. Ellinwood ............... Vice President
Ronald H. Emery .................. Vice President
Randal J. Freitag ................ Vice President
Carol R. Hardiman ................ Vice President
James A. Hoffman II .............. Vice President, Associate General Counsel
Donald M. Kane ................... Vice President
Patrick A. Lang .................. Vice President

Name                                   Position
----                                   --------
Shari J. Lease .....................   Vice President
James E. MacDonald, Jr. ............   Vice President
W. Hardee Mills, Jr. ...............   Vice President
Donna L. Metcalf ...................   Vice President
Thomas E. Murphy, Jr. M.D. .........   Vice President and Medical Director
Robert A. Reed .....................   Vice President
James M. Sandelli ..................   Vice President
Russell C. Simpson .................   Vice President and Treasurer
Francis A. Sutherland, Jr. .........   Vice President
John A. Thomas .....................   Vice President
John A. Weston .....................   Vice President
Robert H. Whalen ...................   Vice President


The officers and employees of JP Financial who have access to the assets of Separate Account C are covered by a fidelity bond issued by American International Group in the amount of $20,000,000.

additional information
--------------------------------------------------------------------------------

[arrow] REPORTS TO POLICYOWNERS


We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:


1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous calendar year;

4. Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

 1. policy issue;

 2. receipt of premium payments;

 3. initial allocation among Divisions on the Allocation Date;

 4. transfers among Divisions;

 5. change of premium allocation;

 6. change between Death Benefit Option 1 and Option 2;

 7. decreases in Specified Amount;

 8. withdrawals, surrenders or loans;

 9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

[arrow] RIGHT TO INSTRUCT VOTING OF FUND
        SHARES


In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.

We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.


[arrow] DISREGARD OF VOTING INSTRUCTIONS


When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund.

We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.


[arrow] STATE REGULATION


The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities.


[arrow] LEGAL MATTERS


We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.


[arrow] THE REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.

[arrow] FINANCIAL STATEMENTS


Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.


[arrow] EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

[arrow] DISTRIBUTION OF THE POLICY


Jefferson Pilot Variable Corporation (JPVC), a North Carolina Corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.


We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

[arrow] INDEPENDENT AUDITORS


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors for the Separate Account and Ernst & Young LLP, 300 North Greene Street, Greensboro, North Carolina, are the independent auditors for the Company. The services provided to the Separate Account include primarily the audits of the Separate Account's financial statements.


Group or Sponsored Arrangements

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.


We may reduce the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.


We may also reduce or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

tax matters
--------------------------------------------------------------------------------

[arrow] GENERAL


Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.


[arrow] FEDERAL TAX STATUS OF THE COMPANY


We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.


Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

[arrow] LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. Moreover, the Code does not directly address how it applies to survivorship policies. In the absence of final regulations or other guidance under the Code regarding this form of Contract, there is necessarily some uncertainty as to whether a survivorship policy will meet the code's definition of life insurance contract. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision will be the excess premiums. We may notify you of other options available to you to keep your policy in compliance. You may also choose to have the Policy become a modified endowment contract.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.


Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.


If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.


If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first") basis; distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.


A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59-1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.


In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. We believe that the Policies meet this definition. As long as a policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.


The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.


The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary. If the Policyowner is the last surviving Insured, the Death Benefit proceeds will generally be includible in the Policyowner's estate on his or her death for purposes of the federal estate tax. If the Policyowner dies and was not the last surviving Insured, the fair market value of the Policy may be included in the Policyowner's estate. In general, Death Benefit proceeds are not included in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.


Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account C to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

[arrow] CHARGES FOR JP FINANCIAL INCOME TAXES


We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

miscellaneous policy provisions
--------------------------------------------------------------------------------

[arrow] THE POLICY


The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.


[arrow] PAYMENT OF BENEFITS


All benefits are payable at our Home Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.


[arrow] SUICIDE AND INCONTESTABILITY


Suicide Exclusion--In most states, if one or both Insureds die by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.


Incontestability--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of each Insured for two years from the date of issue or reinstatement.

[arrow] PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

[arrow] NONPARTICIPATION


The Policy is not entitled to share in our divisible. No dividends are payable.


[arrow] CHANGES IN OWNER AND BENEFICIARY;
        ASSIGNMENT


Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Home Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.


[arrow] MISSTATEMENTS


If the age or sex of either Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   Appendix A

      Illustrations of Accumulation Values, Cash Values and Death Benefits

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to Insureds of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-10 illustrate a Survivorship Policy issued to a male, age 55, under a standard rate non-smoker underwriting risk classification and a female, age 50, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

The amount of the Accumulation Value exceeds the Cash Value during the first nine policy years due to the Surrender Charge. For policy years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly accumulation value adjustment. The current cost of insurance rates, which may be modified at any time, are based on the sex, issue ages, policy year, and rating class of the Insured(s). The Accumulation values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table Male and Female. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash values reflect the fact that the net investment return of the Divisions of Separate Account C is lower than the gross rates of return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Divisions of Separate Account C.


The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .70% of the aggregate average daily net assets of the Portfolios plus an assumed charge of .16% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 1999. The .70% investment advisory fee is an average of the individual investment advisory fees of the twenty Portfolios. The .16% expense figure is an average of the net assets for the Jefferson Pilot Variable Fund Portfolios, the Templeton International Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios and the MFS Portfolios. Expenses for the Templeton, Fidelity, MFS, and Oppenheimer Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division of Separate Account C for the Mortality and Expense Risk Charge, which is equivalent to a charge at a current annual rate of 1.00% of the average net assets of the Divisions of Separate Account C in Policy Years 1 through 10 and .60% in Policy Years 11 and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate current net annual rates of -1.86%, 4.14%, and 10.14%, respectively, and approximate guaranteed net annual rates of -2.11%, 3.89% and 9.89%, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes or other taxes other than the DAC tax and the consideration of premium tax (at 2.5% of premium). However, if, in the future, any additional charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account C, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no Surrender Charges imposed, and that no transfers have been made and no Transfer Charges imposed.

Upon request, JP Financial will provide, without charge, a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. JP Financial has reserved the right to charge an administrative fee of up to $50 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION I;       ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55      RATE OF RETURN (1): (Current) 12% (10.14% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)  12% (9.89% net)
$1,000,000 INITIAL SPECIFIED  AMOUNT ASSUMED ANNUAL PREMIUM(2):         $10,000



           PREMIUMS                 ASSUMING CURRENT COSTS                        ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   ---------------------------------------------- -----------------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION      CASH            DEATH        ACCUMULATION      CASH            DEATH
 YEAR      PER YEAR        VALUE(3)      VALUE(3)       BENEFIT(3)        VALUE(3)      VALUE(3)       BENEFIT(3)
 ----      --------        --------      --------       ----------        --------      --------       ----------
   1          10,500           7,420             0       1,000,000            7.400            0        1,000,000
   2          21,525          16,653         7,293       1,000,000          16,591         7,231        1,000,000
   3          33,101          27,860        18,500       1,000,000          27,727        18,367        1,000,000
   4          45,256          40,027        30,667       1,000,000          39,790        30,430        1,000,000
   5          58,019          53,225        43,865       1,000,000          52,841        43,481        1,000,000
   6          71,420          67,525        60,035       1,000,000          66,947        59,457        1,000,000
   7          85,491          83,005        77,385       1,000,000          82,179        76,559        1,000,000
   8         100,266          99,750        96,010       1,000,000          98,612        94,872        1,000,000
   9         115,779         117,854       115,984       1,000,000         116,330       114,460        1,000,000
  10         132,068         137,632       137,632       1,000,000         135,421       135,421        1,000,000
  11         149,171         160,459       160,459       1,000,000         156,929       156,929        1,000,000
  12         167,130         185,747       185,747       1,000,000         180,177       180,177        1,000,000
  13         185,986         213,734       213,734       1,000,000         205,285       205,285        1,000,000
  14         205,786         244,761       244,761       1,000,000         232,423       232,423        1,000,000
  15         226,575         279,163       279,163       1,000,000         261,772       261,772        1,000,000
  16         248,404         317,284       317,284       1,000,000         293,514       293,514        1,000,000
  17         271,324         359,516       359,516       1,000,000         327,864       327,864        1,000,000
  18         295,390         406,302       406,302       1,000,000         365,090       365,090        1,000,000
  19         320,660         458,136       458,136       1,000,000         405,524       405,524        1,000,000
  20         347,193         515,570       515,570       1,000,000         449,558       449,558        1,000,000
  25         501,135         912,592       912,592       1,000,000         744,559       744,559        1,000,000
  30         697,608       1,582,756     1,582,756       1,661,894(4)    1,263,114     1,263,114        1,326,270(4)
  35         948,363       2,690,520     2,690,520       2,825,046(4)    2,106,791     2,106,791        2,212,130(4)
  40       1,268,398       4,501,361     4,501,361       4,726,429(4)    3,423,271     3,423,271        3,594,435(4)
  45       1,676,852       7,503,570     7,503,570       7,578,606(4)    5,553,631     5,553,631        5,609,167(4)
  50       2,198,154      12,563,115    12,563,115      12,688,746(4)    9,075,146     9,075,146        9,165,897(4)



-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.14% on the current basis and 9.89% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION I;       ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55      RATE OF RETURN (1): (Current)   6% (4.14% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)   6% (3.89% net)
$1,000,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):          $10,000



           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
 ----      --------        --------     --------   ----------     --------     --------   ----------
   1          10,500          6,938           0    1,000,000         6,918           0    1,000,000
   2          21,525         15,193       5,833    1,000,000        15,133       5,773    1,000,000
   3          33,101         24,794      15,434    1,000,000        24,672      15,312    1,000,000
   4          45,256         34,622      25,262    1,000,000        34,410      25,050    1,000,000
   5          58,019         44,656      35,296    1,000,000        44,327      34,967    1,000,000
   6          71,420         54,871      47,381    1,000,000        54,395      46,905    1,000,000
   7          85,491         65,238      59,618    1,000,000        64,585      58,965    1,000,000
   8         100,266         75,725      71,985    1,000,000        74,861      71,121    1,000,000
   9         115,779         86,295      84,425    1,000,000        85,185      83,315    1,000,000
  10         132,068         97,122      97,122    1,000,000        95,510      95,510    1,000,000
  11         149,171        109,243     109,243    1,000,000       106,559     106,559    1,000,000
  12         167,130        121,943     121,943    1,000,000       117,554     117,554    1,000,000
  13         185,986        135,219     135,219    1,000,000       128,402     128,402    1,000,000
  14         205,786        149,070     149,070    1,000,000       138,987     138,987    1,000,000
  15         226,575        163,502     163,502    1,000,000       149,176     149,176    1,000,000
  16         248,404        178,504     178,504    1,000,000       158,818     158,818    1,000,000
  17         271,324        194,067     194,067    1,000,000       167,748     167,748    1,000,000
  18         295,390        210,196     210,196    1,000,000       175,783     175,783    1,000,000
  19         320,660        226,911     226,911    1,000,000       182,730     182,730    1,000,000
  20         347,193        244,182     244,182    1,000,000       188,349     188,349    1,000,000
  25         501,135        337,380     337,380    1,000,000       183,037     183,037    1,000,000
  30         697,608        431,687     431,687    1,000,000        52,433      52,433    1,000,000
  35         948,363        508,010     508,010    1,000,000             0           0            0
  40       1,268,398        538,520     538,520    1,000,000             0           0            0
  45       1,676,852        469,312     469,312    1,000,000             0           0            0
  50       2,198,154        124,586     124,586    1,000,000             0           0            0



-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.14% on the current basis and 3.89% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION I;       ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55      RATE OF RETURN (1): (Current)  0% (-1.86% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)  0% (-2.11% net)
$1,000,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):         $10,000



           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
 ----      --------        --------     --------   ----------     --------     --------   ----------
   1         10,500           6,459           0    1,000,000        6,439            0    1,000,000
   2         21,525          13,793       4,433    1,000,000       13,736        4,376    1,000,000
   3         33,101          21,964      12,604    1,000,000       21,851       12,491    1,000,000
   4         45,256          29,816      20,456    1,000,000       29,628       20,268    1,000,000
   5         58,019          37,326      27,966    1,000,000       37,045       27,685    1,000,000
   6         71,420          44,465      36,975    1,000,000       44,074       36,584    1,000,000
   7         85,491          51,202      45,582    1,000,000       50,686       45,066    1,000,000
   8        100,266          57,504      53,764    1,000,000       56,849       53,109    1,000,000
   9        115,779          63,334      61,464    1,000,000       62,527       60,657    1,000,000
  10        132,068          68,864      68,864    1,000,000       67,676       67;676    1,000,000
  11        149,171          75,001      75,001    1,000,000       72,901       72,901    1,000,000
  12        167,130          81,061      81,061    1,000,000       77,483       77,483    1,000,000
  13        185,986          87,017      87,017    1,000,000       81,334       81,334    1,000,000
  14        205,786          92,837      92,837    1,000,000       84,337       84,337    1,000,000
  15        226,575          98,503      98,503    1,000,000       86,364       86,364    1,000,000
  16        248,404         103,972     103,972    1,000,000       87,271       87,271    1,000,000
  17        271,324         109,204     109,204    1,000,000       86,899       86,899    1,000,000
  18        295,390         114,161     114,161    1,000,000       85,074       85,074    1,000,000
  19        320,660         118,791     118,791    1,000,000       81,616       81,616    1,000,000
  20        347,193         123,021     123,021    1,000,000       76,294       76,294    1,000,000
  25        501,135         134,841     134,841    1,000,000        8,477        8,477    1,000,000
  30        697,608         112,073     112,073    1,000,000            0            0            0
  35        948,363           9,277       9,277    1,000,000            0            0            0
  40              0               0           0            0            0            0            0
  45              0               0           0            0            0            0            0
  50              0               0           0            0            0            0            0



-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.86% on the current basis and -2.11% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION II;      ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55      RATE OF RETURN (1): (Current) 12% (10.14% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)  12% (9.89% net)
$1,000,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):         $10,000



           PREMIUMS              ASSUMING CURRENT COSTS                 ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   ---------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION      CASH         DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)      VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
 ----      --------        --------      --------    ----------     --------     --------   ----------
   1          10,500           7,419            0    1,007,419         7,399           0    1,007,399
   2          21,525          16,650        7,290    1,016,650        16,588       7,228    1,016,588
   3          33,101          27,847       18,487    1,027,847        27,714      18,354    1,027,714
   4          45,256          39,993       30,633    1,039,993        39,756      30,396    1,039,756
   5          58,019          53,150       43,790    1,053,150        52,766      43,406    1,052,766
   6          71,420          67,376       59,886    1,067,376        66,800      59,310    1,066,800
   7          85,491          82,736       77,116    1,082,736        81,914      76,294    1,081,914
   8         100,266          99,294       95,554    1,099,294        98,162      94,422    1,098,162
   9         115,779         117,116      115,246    1,117,116       115,603     113,733    1,115,603
  10         132,068         136,513      136,513    1,136,513       134,287     134,287    1,134,287
  11         149,171         158,871      158,871    1,158,871       155,208     155,208    1,155,208
  12         167,130         183,587      183,587    1,183,587       177,624     177,624    1,177,624
  13         185,986         210,873      210,873    1,210,873       201,571     201,571    1,201,571
  14         205,786         241,032      241,032    1,241,032       227,091     227,091    1,227,091
  15         226,575         274,367      274,367    1,274,367       254,220     254,220    1,254,220
  16         248,404         311,170      311,170    1,311,170       282,944     282,944    1,282,944
  17         271,324         351,766      351,766    1,351,766       313,231     313,231    1,313,231
  18         295,390         396,512      396,512    1,396,512       345,035     345,035    1,345,035
  19         320,660         445,792      445,792    1,445,792       378,301     378,301    1,378,301
  20         347,193         500,002      500,002    1,500,002       412,924     412,924    1,412,924
  25         501,135         860,980      860,980    1,860,980       597,279     597,279    1,597,279
  30         697,608       1,415,071    1,415,071    2,415,071       747,867     747,867    1,747,867
  35         948,363       2,233,800    2,233,800    3,233,800       734,015     734,015    1,734,015
  40       1,268,398       3,419,314    3,419,314    4,419,314       298,180     298,180    1,298,180
  45       1,676,852       5,158,624    5,158,624    6,158,624             0           0            0
  50       2,198,154       7,802,154    7,802,154    8,802,154             0           0            0



-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.14% on the current basis and 9.89% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION II;      ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55      RATE OF RETURN (1): (Current)   6% (4.14% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)   6% (3.89% net)
$1,000,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):         $10,000



           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
 ----      --------        --------     --------   ----------     --------     --------   ----------
   1          10,500          6,938           0    1,006,938         6,918           0    1,006,918
   2          21,525         15,190       5,830    1,015,190        15,130       5,770    1,015,130
   3          33,101         24,783      15,423    1,024,783        24,660      15,300    1,024,660
   4          45,256         34,593      25,233    1,034,593        34,381      25,021    1,034,381
   5          58,019         44,594      35,234    1,044,594        44,265      34,905    1,044,265
   6          71,420         54,753      47,263    1,054,753        54,297      46,789    1,054,279
   7          85,491         65,033      59,413    1,065,033        64,382      58,762    1,064,382
   8         100,266         75,389      71,649    1,075,389        74,529      70,789    1,074,529
   9         115,779         85,772      83,902    1,085,772        84,669      82,799    1,084,669
  10         132,068         96,359      96,359    1,096,359        94,737      94,737    1,094,737
  11         149,171        108,207     108,207    1,108,207       105,432     105,432    1,105,432
  12         167,130        120,592     120,592    1,120,592       115,948     115,948    1,115,948
  13         185,986        133,507     133,507    1,133,507       126,162     126,162    1,126,162
  14         205,786        146,939     146,939    1,146,939       135,912     135,912    1,135,912
  15         226,575        160,885     160,885    1,160,885       145,017     145,017    1,145,017
  16         248,404        175,318     175,318    1,175,318       153,266     153,266    1,153,266
  17         271,324        190,209     190,209    1,190,209       160,430     160,430    1,160,430
  18         295,390        205,528     205,528    1,205,528       166,255     166,255    1,166,255
  19         320,660        221,275     221,275    1,221,275       170,475     170,475    1,170,475
  20         347,193        237,376     237,376    1,237,376       172,767     172,767    1,172,767
  25         501,135        319,310     319,310    1,319,310       138,785     138,785    1,138,785
  30         697,608        378,845     378,845    1,378,845             0           0            0
  35         948,363        358,460     358,460    1,358,460             0           0            0
  40       1,268,398        169,991     169,991    1,169,991             0           0            0
  45               0              0           0            0             0           0            0
  50               0              0           0            0             0           0            0



-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.14% on the current basis and 3.89% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION II;      ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55      RATE OF RETURN (1): (Current)  0% (-1.86% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)  0% (-2.11% net)
$1,000,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):         $10,000



           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
 ----      --------        --------     --------   ----------     --------     --------   ----------
   1         10,500           6,458           0    1,006,458        6,438            0    1,006,438
   2         21,525          13,790       4,430    1,013,790       13,733        4,373    1,013,733
   3         33,101          21,954      12,594    1,021,954       21,841       12,481    1,021,841
   4         45,256          29,792      20,432    1,029,792       29,604       20,244    1,029,604
   5         58,019          37,275      27,915    1,037,275       36,994       27,634    1,036,994
   6         71,420          44,371      36,881    1,044,371       43,982       36,492    1,043,982
   7         85,491          51,045      45,425    1,051,045       50,532       44,912    1,050,532
   8        100,266          57,257      53,517    1,057,257       56,606       52,866    1,056,606
   9        115,779          62,963      61,093    1,062,963       62,162       60,292    1,062,162
  10        132,068          68,346      68,346    1,068,346       67,149       67,149    1,067,149
  11        149,171          74,325      74,325    1,074,325       72,162       72,162    1,072,162
  12        167,130          80,216      80,216    1,080,216       76,471       76,471    1,076,471
  13        185,986          85,990      85,990    1,085,990       79,977       79,977    1,079,977
  14        205,786          91,612      91,612    1,091,612       82,550       82,550    1,082,550
  15        226,575          97,060      97,060    1,097,060       84,047       84,047    1,084,047
  16        248,404         102,286     102,286    1,102,286       84,313       84,313    1,084,313
  17        271,324         107,245     107,245    1,107,245       83,179       83,179    1,083,179
  18        295,390         111,890     111,890    1,111,890       80,470       80,470    1,080,470
  19        320,660         116,161     116,161    1,116,161       76,010       76,010    1,076,010
  20        347,193         119,973     119,973    1,119,973       69,583       69,583    1,069,583
  25        501,135         128,254     128,254    1,128,254            0            0            0
  30        697,608          97,263      97,263    1,097,263            0            0            0
  35              0               0           0            0            0            0            0
  40              0               0           0            0            0            0            0
  45              0               0           0            0            0            0            0
  50              0               0           0            0            0            0            0



-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.86% on the current basis and -2.11% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

           Jefferson Pilot Financial Insurance Company and Subsidiary

                   Audited Consolidated Financial Statements

              As of December 31, 1999 and for the year then ended


Contents



Report of Independent Auditors ............................................ F-1
Consolidated Balance Sheet ................................................ F-2
Consolidated Statement of Income .......................................... F-3
Consolidated Statement of Stockholder's Equity ............................ F-4
Consolidated Statement of Cash Flows ...................................... F-5
Notes to Consolidated Financial Statements ................................ F-6

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiary

We have audited the accompanying consolidated balance sheet of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson Pilot Corporation) and subsidiary as of December 31, 1999, and the related consolidated statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiary at December 31, 1999, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.



                                                 /s/ Ernst & Young LLP


February 4, 2000

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                          Consolidated Balance Sheet


                               December 31, 1999
                   (In Thousands, except for Share Amounts)

Assets
Invested assets
 Debt securities available-for-sale, at fair value (amortized cost--$3,043,854)...........    $2,920,793
 Equity securities available-for-sale, at fair value (cost--$8,333).......................         9,686
 Policy loans ............................................................................       267,335
 Mortgage loans on real estate ...........................................................       441,836
                                                                                              ----------
Total investments ........................................................................     3,639,650
Cash and cash equivalents ................................................................        49,158
Accrued investment income ................................................................        59,876
Due from reinsurers ......................................................................       275,991
Deferred policy acquisition costs ........................................................       208,209
Value of business acquired ...............................................................       510,825
Cost in excess of net assets acquired, net of accumulated amortization of $12,119.........       150,664
Property and equipment, net of accumulated depreciation of $9,184.........................         9,611
Deferred federal income taxes ............................................................        22,688
Assets held in separate accounts .........................................................     1,274,866
Other assets .............................................................................         9,818
                                                                                              ----------
                                                                                              $6,211,356
                                                                                              ==========

Liabilities
Policy liabilities:
 Policyholder contract deposits ..........................................................    $2,841,387
 Future policy benefits ..................................................................       649,691
 Policy and contract claims ..............................................................        42,427
 Premiums paid in advance ................................................................         2,148
 Other policyholders' funds ..............................................................        95,855
                                                                                              ----------
Total policy liabilities .................................................................     3,631,508
Payable to affiliates ....................................................................        37,726
Liabilities related to separate accounts .................................................     1,274,866
Securities sold under repurchase agreements ..............................................       166,570
Accrued expenses and other liabilities ...................................................       141,941
                                                                                              ----------
                                                                                               5,252,611
Commitments and contingent liabilities ...................................................            --

Stockholder's equity
 Common stock, par value $5 per share, 600,000 shares authorized, issued and outstanding..         3,000
 Paid in capital .........................................................................       756,066
 Retained earnings .......................................................................       236,305
 Accumulated other comprehensive income--net unrealized losses on securities .............       (36,626)
                                                                                              ----------
                                                                                                 958,745
                                                                                              ----------
                                                                                              $6,211,356
                                                                                              ==========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                       Consolidated Statement of Income


                         Year ended December 31, 1999
                                (In Thousands)

Revenues
Premiums and policy charges ..................................    $317,215
Net investment income ........................................     261,344
Realized investment losses ...................................        (720)
Other income (expense) .......................................        (239)
                                                                  --------
Total revenues ...............................................     577,600

Benefits and expenses
Policy benefits and claims ...................................     283,773
Commissions and operating expenses, net of deferrals .........      48,062
Amortization of intangibles ..................................      67,744
Taxes, licenses and fees .....................................      20,311
                                                                  --------
Total benefits and expenses ..................................     419,890
                                                                  --------
Income before federal income tax .............................     157,710
                                                                  --------
Federal income tax expense:
 Current .....................................................      28,387
 Deferred ....................................................      27,025
                                                                  --------
                                                                    55,412
                                                                  --------
Net income ...................................................    $102,298
                                                                  ========

See notes to consolidated financial statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                Consolidated Statement of Stockholder's Equity


                                (In Thousands)

                                                                                      Accumulated Other
                                                                                   Comprehensive Income--         Total
                                         Common        Paid in       Retained       Net Unrealized Gains      Stockholder's
                                          Stock        Capital       Earnings      (Losses) on Securities         Equity
                                       ----------   ------------   ------------   ------------------------   --------------
Balance, December 31, 1998 .........    $ 3,000      $ 756,066      $ 134,007             $ 42,103             $ 935,176
Net income .........................         --             --        102,298                   --               102,298
Other comprehensive income .........         --             --             --              (78,729)              (78,729)
                                                                                                               ---------
 Comprehensive income ..............         --             --             --                   --                23,569
                                        -------      ---------      ---------             --------             ---------
Balance, December 31, 1999 .........    $ 3,000      $ 756,066      $ 236,305             $(36,626)            $ 958,745
                                        =======      =========      =========             ========             =========

See notes to consolidated financial statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                     Consolidated Statement of Cash Flows


                         Year ended December 31, 1999
                                (In Thousands)

Operating activities
Net income ...............................................................................    $  102,298
Adjustments to reconcile net income to net cash provided by operating activities:
 Change in future policy benefits, policy and contract claims and premiums paid in                 7,242
  advance, net
 Credits to policyholder accounts, net ...................................................      (124,370)
 Policy acquisition costs deferred, net of amortization ..................................       (95,250)
 Net amortization of value of business acquired ..........................................        31,325
 Change in accrued investment income .....................................................        (6,250)
 Realized investment losses ..............................................................           720
 Amortization of investment premiums .....................................................         4,201
 Provision for depreciation ..............................................................         6,417
 Provision for deferred income tax .......................................................        27,025
 Change in receivables and asset accruals ................................................       (14,323)
 Change in payables and expense accruals .................................................        78,929
 Other operating activities, net .........................................................       (10,533)
                                                                                              ----------
Net cash provided by operating activities ................................................         7,431

Investing activities
Proceeds from sales of debt securities ...................................................       239,384
Proceeds from maturities of debt securities ..............................................       302,338
Proceeds from sales of equity securities .................................................         2,616
Purchases of debt securities .............................................................      (627,847)
Purchases of equity securities ...........................................................        (2,600)
Mortgage loans originated ................................................................      (167,280)
Repayments of mortgage loans .............................................................         6,936
Policy loans issued, net of repayments ...................................................       (21,045)
                                                                                              ----------
Net cash used in investing activities ....................................................      (267,498)

Financing activities
Deposits credited to policyholders' funds ................................................       440,343
Withdrawals from policyholders' funds ....................................................      (200,888)
Proceeds from securities sold under repurchase agreements ................................        64,440
Decrease in loans payable ................................................................        (1,184)
                                                                                              ----------
Net cash provided by financing activities ................................................       302,711
                                                                                              ----------
Net increase in cash and cash equivalents ................................................        42,644
Cash and cash equivalents, beginning of period ...........................................         6,514
                                                                                              ----------
Cash and cash equivalents, end of period .................................................    $   49,158
                                                                                              ==========

See notes to consolidated financial statements.

                  Notes to Consolidated Financial Statements

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

1. Basis of Presentation

Nature of Operations

Jefferson Pilot Financial Insurance Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Parent) and is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Jefferson Pilot Financial Insurance Company (the Company) and its subsidiary, Jefferson Pilot LifeAmerica Insurance Company. Significant intercompany transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

Cash and Cash Equivalents

The Company includes with cash and cash equivalents its holdings of short-term investments which are highly liquid investments that mature within three months of the date of acquisition.

Invested Assets

Debt and equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Policy loans are carried at the unpaid balances.

Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. The Company's mortgage loan portfolio is comprised of conventional real estate mortgages collateralized by retail (27%), apartment (20%), industrial (22%), hotel (20%) and office (11%) properties.

Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 1999, 29% are due from borrowers in South Atlantic states, 21% are due from borrowers in West South Central states, 14% are due from borrowers in West North Central states, 11% are due from borrowers in East North Central states and 11% are due from borrowers in Pacific states. No other geographic region represents as much as 10% of December 31, 1999 mortgage loans.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

Recognition of Revenues, Benefits, Claims and Expenses:

Universal Life Products

Universal life products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

2. Summary of Significant Accounting Policies--Continued

insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate account are not included in the consolidated statement of income.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4.35% to 6.60% in 1999.

Investment Products

Investment products include flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders. Interest crediting rates generally ranged from 4% to 9.5% in 1999.

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 2% to 6% at December 31, 1999. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

Policy and Contract Claims

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

Reinsurance

Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Deferred Policy Acquisition Costs and Value of Business Acquired

Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

          Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

2. Summary of Significant Accounting Policies--Continued

Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired related to universal life and investment contracts is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to accumulated other comprehensive income, net of applicable deferred income tax. The carrying amounts of deferred policy acquisition costs and value of business acquired is also adjusted for the effect of realized gains and losses.

The carrying amounts of deferred policy acquisition costs and value of buisness acquired are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings in 1999.

Cost in Excess of Assets Acquired

The excess of Jefferson-Pilot's purchase price over the fair value of assets acquired, which has been "pushed down" to the Company level for financial reporting purposes, is being amortized on a straight-line basis over 35 years. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors.

Property and Equipment

Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

Federal Income Taxes

The Company is not included in the Parent's consolidated tax return, but instead files its own return with its wholly-owned subsidiary.

Deferred income tax assets and liabilities are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

New Accounting Pronouncement

Effective January 1, 2001, the Company will adopt SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities". SFAS 133 requires companies to recognize all derivatives on the balance sheet at fair value and establishes special accounting rules for hedging activities. The effect of the hedge accounting rules is to permit a company to offset changes in fair value or cash flows of both the hedged item and hedging instrument in earnings in the same period. Changes in the fair value of derivatives that do not qualify for hedge accounting are reported in earnings in the period of the change. Based on the limited nature of the Company's use of derivatives and hedging activities, adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

3. Invested Assets

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities available-for-sale at December 31, 1999 were as follows (in thousands):

                                                                                 Gross          Gross
                                                               Amortized      Unrealized     Unrealized         Fair
                                                                  Cost           Gains         Losses          Value
                                                             -------------   ------------   ------------   -------------
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ................................    $   78,201        $  409        $    238      $   78,372
Corporate bonds ..........................................     2,106,958         4,379          92,674       2,018,663
Obligations of states and political subdivisions .........           482            --             127             355
Mortgage-backed securities ...............................       858,096         2,028          36,848         823,276
Redeemable preferred stocks ..............................           117            10              --             127
                                                              ----------        ------        --------      ----------
Total debt securities ....................................    $3,043,854        $6,826        $129,887      $2,920,793
                                                              ==========        ======        ========      ==========

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 1999 by contractual maturity were as follows (in thousands):

                                                                                             Amortized          Fair
                                                                                                Cost           Value
                                                                                           -------------   -------------
Due in one year or less ................................................................    $   37,886      $   37,876
Due after one year through five years ..................................................       242,222         240,843
Due after five years through ten years .................................................       727,821         694,374
Due after ten years ....................................................................       559,453         541,688
Amounts not due at a single maturity date ..............................................     1,476,472       1,406,012
                                                                                            ----------      ----------
                                                                                            $3,043,854      $2,920,793
                                                                                            ==========      ==========

Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

The sources of net investment income for the year ended December 31, 1999 were as follows (in thousands):

 Debt securities ........................................................................................     $226,627
 Equity securities ......................................................................................          853
 Policy loans ...........................................................................................       18,936
 Mortgage loans .........................................................................................       28,010
 Other ..................................................................................................        1,012
                                                                                                              --------
 Gross investment income ................................................................................      275,438
 Investment expenses ....................................................................................       14,094
                                                                                                              --------
 Net investment income ..................................................................................     $261,344
                                                                                                              ========

Realized investment gains and (losses) for the year ended December 31, 1999 were as follows (in thousands):

 Debt securities ........................................................................................      $    2
 Equity securities ......................................................................................         (95)
 Real estate ............................................................................................         222
 Increase in mortgage loan valuation allowance ..........................................................        (863)
 Amortization of value of business acquired .............................................................          14
                                                                                                               ------
 Realized investment losses .............................................................................      $ (720)
                                                                                                               ======

Gross realized gains and (losses) on available-for-sale securities were $2,725 thousand and $(2,818) thousand, for the year ended December 31, 1999.

          Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

3. Invested Assets--Continued

The changes in unrealized gains (losses) on securities classified as available-for-sale for the Company for the year ended December 31, 1999 were as follows (in thousands):

     Change in equity securities ....................................    $     (966)
     Change in debt securities ......................................      (260,130)
     Change in value of business acquired adjustment ................       139,974
                                                                         ----------
                                                                           (121,122)
     Deferred income taxes ..........................................        42,393
                                                                         ----------
     Change in net unrealized gains (losses) ........................    $  (78,729)
                                                                         ==========

The Company participates in a securities lending program. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. At December 31, 1999, the market value of securities loaned and collateral received amounted to $25.6 million and $26.2 million, respectively.

The allowance for credit losses on mortgage loans increased from $3.6 at December 31, 1998 to $4.5 million at December 31, 1999.

4. Derivatives

Use of Derivatives

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. At December 31, 1999, such interest rate swaps are held to modify specific floating-rate direct investments. The notional amount is $60 million, with the Company receiving an average fixed rate of 7.45% and paying an average floating rate of 5.39% based primarily on the 3 month and 6 month LIBOR rates.

The interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under swaps is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in accumulated other comprehensive income in stockholder's equity as of December 31, 1999.

Credit and Market Risk

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship is terminated or loses correlation, any related hedging instrument that remained would be marked-to-market through income. If the hedging instrument is terminated, any gain or loss is deferred and amortized over the remaining life of the hedged asset.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

5. Deferred Policy Acquisition Costs and Value of Business Acquired

Policy acquisition costs deferred and the related amortization charged to income for the year ended December 31, 1999 were as follows (in thousands):

Beginning balance ......................................................    $ 112,959
Deferral:
 Commissions ...........................................................       85,032
 Other .................................................................       24,964
                                                                            ---------
                                                                              109,996
Amortization ...........................................................      (14,746)
                                                                            ---------
Ending balance .........................................................    $ 208,209
                                                                            =========

Changes in the value of business acquired for the year ended December 31, 1999 were as follows (in thousands):

Beginning balance ......................................................    $ 402,176
Deferral of commissions and accretion of interest ......................       17,030
Amortization ...........................................................      (48,369)
Adjustment related to realized gains on debt securities ................           14
Adjustment related to unrealized gains on securities available-for-sale       139,974
                                                                            ---------
Ending balance .........................................................    $ 510,825
                                                                            =========

Expected approximate amortization percentages of the value of business acquired as of December 31, 1999 over the next five years were as follows:

     Year ending December 31:
          2000 ..........................................................       10.3%
          2001 ..........................................................        9.0%
          2002 ..........................................................        8.1%
          2003 ..........................................................        7.2%
          2004 ..........................................................        6.4%

6. Federal Income Taxes

The tax effects of temporary differences that gave rise to deferred income tax liabilities and assets at December 31, 1999 are as follows (in thousands):

     Deferred income tax assets:
      Future policy benefits and policy fund balances ...................    $123,034
      Net unrealized losses on securities ...............................      19,721
      Other .............................................................      31,259
                                                                             --------
     Total ..............................................................     174,014

     Deferred income tax liabilities:
      Value of business acquired ........................................     124,918
      Deferred policy acquisition costs .................................         448
      Other .............................................................      25,960
                                                                             --------
     Total ..............................................................     151,326
                                                                             --------
     Net deferred income tax asset ......................................    $ 22,688
                                                                             ========

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

6. Federal Income Taxes--Continued

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $13.5 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. The Clinton administration is proposing to tax, as part of its 2001 budget initiative, the "Policyholders' Surplus" over a five-year period. No related deferred tax liability has been recognized for the potential tax which would approximate $4.7 million under current proposed rates.

Federal income taxes paid in 1999 were $19.3 million.

7. Pensions

The Company's employees participate in the Parent's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Parent.

Pension costs allocated to the Company for the year ended December 31, 1999, were $1.5 million.

8. Other Postretirement Benefits

The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Postretirement costs of the Company that were allocated from the Parent amounted to approximately $116 thousand for the year ended December 31, 1999.

9. Commitments and Contingent Liabilities

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $1.6 million as of December 31, 1999.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or results of operations.

10. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1.5 million.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

10. Reinsurance--Continued

The effect of reinsurance on the premiums and policy charges in the consolidated statement of income for the year ended December 31, 1999 was as follows (in thousands):

                                                          Ceded to
                                             Direct        Other          Net
                                             Amount      Companies      Amount
                                          -----------   -----------   ----------
Total premiums and policy charges .....    $382,529       $65,314      $317,215
                                           ========       =======      ========

Reinsurance recoveries which have been deducted from benefits, claims and expenses in the consolidated statement of income for the Company were $53,398.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the year ended December 31, 1999.

As of December 31, 1999, the Company had a reinsurance recoverable of $87 million from a single reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $191 million of securities and short-term investments as of December 31, 1999, 50% of which is included in investments in the accompanying consolidated balance sheet.

11. Statutory Financial Information

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Hampshire Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided,
(3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 1999 was $307.8 million. Reported statutory net income for the year ended December 31, 1999 was $73.5 million.

The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiary as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

11. Statutory Financial Information--Continued

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 1999, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

The NAIC Codification of Statutory Accounting Principles (Codification) has been completed. The purpose of Codification is to create uniformity in statutory financial reporting across states. Codification must be adopted by individual states before it will have any bearing on the statutory reporting requirements of their domiciliary companies. The NAIC is encouraging the states to adopt Codification as soon as possible, with an implementation date of January 1, 2001. The Company does not expect implementation to have a material impact on its statutory surplus; however, implementation is expected to result in a net reduction of statutory surplus and RBC throughout the insurance industry.

12. Transactions with Affiliated Companies

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company expensed $62 million for general management and investment services provided by Jefferson-Pilot Life Insurance Company, another wholly-owned subsidiary of the Parent of which $35.5 million remained payable at December 31, 1999. The remainder of the payable to affiliates at year end was due to other affiliates.

13. Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

The methods and assumptions used to estimate the fair value of financial instruments are as follows:

o Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.
o  Fair values of equity securities are based on quoted market prices.
o The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.
o Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses.
o Fair values of separate account assets and liabilities are reflected in the consolidated balance sheet.
o Fair values of securities sold under repurchase agreements approximate carrying values, which include accrued interest.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

13. Fair Values of Financial Instruments--Continued

The carrying value and fair value of financial instruments at December 31, 1999 were as follows (in thousands):

                                                       Carrying          Fair
                                                        Value           Value
                                                    -------------   ------------
Financial Assets
Debt securities available-for-sale ..............    $2,920,793      $2,920,793
Equity securities available-for-sale ............         9,686           9,686
Cash and cash equivalents .......................        49,158          49,158
Policy loans ....................................       267,335         327,025
Mortgage loans on real estate ...................       441,836         411,008

Financial Liabilities
Securities sold under repurchase agreements .....       166,570         166,570

Securities sold under repurchase agreements with a single counterparty, Credit Suisse First Boston Corporation, totalled $101.5 million at December 31, 1999, and had an average maturity date of March 8, 2000.

14. Other Comprehensive Income

Comprehensive income and its components are displayed in the accompanying statement of stockholder's equity. Currently, the only element of other comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale, which are displayed in the following table, along with related tax effects. See Note 3 for further detail of changes in unrealized gains on securities available-for-sale for the year ended December 31, 1999 (in thousands):



Unrealized holding losses arising during period, before taxes ...    $ (121,200)
Income taxes ....................................................        42,420
                                                                     ----------
Unrealized holding losses arising during period, net of taxes ...       (78,780)
Less reclassification adjustment:
 Losses realized in net income, before taxes ....................           (79)
 Income taxes ...................................................            28
                                                                     ----------
 Reclassification adjustment for gains realized in net income ...           (51)
                                                                     ----------
Other comprehensive income--net unrealized gains ................    $  (78,729)
                                                                     ==========

15. Impact of Year 2000 (Unaudited)

The Company's administrative and financial reporting systems are shared among numerous insurance affiliates within the consolidated Jefferson-Pilot Corporation group. In prior years, the Parent discussed the nature and progress of its plans to become Year 2000 ready. In late 1999, the Parent completed its remediation and testing of systems. As a result of those planning and implementation efforts, the Parent experienced no significant disruptions in critical information technology systems and believes those systems successfully responded to the Year 2000 date change. The Parent expensed approximately $20.6 million to date in connection with remediating its systems. The Parent is not aware of any material problems resulting from Year 2000 issues, either with its products, its internal systems, or the products and services of third parties. The Parent will continue to monitor its critical computer applications and those of its vendors throughout the Year 2000 to ensure that any latent Year 2000 matters that arise are addressed promptly.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         REPORT OF INDEPENDENT AUDITORS


Contractholders of JPF Separate Account C
JPF Separate Account C
The Board of Directors, JPF Separate Account C


We have audited the accompanying statement of assets and liabilities of the JPF Separate Account C as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JPF Separate Account C at December 31, 1999, and the results of its operations and the changes in its net assets for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
March 23, 2000

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                               December 31, 1999

                                              JPVF          JPVF          JPVF
                                         International      World        Global
                                             Equity        Growth     Hard Assets
                                            Division      Division      Division
                                        --------------- ------------ -------------
ASSETS
Investments at cost ...................   $  367,560     $ 151,756     $ 25,298
                                          ==========     =========     =========
Investments at market value ...........   $  435,659     $ 164,864      $25,849
Net premiums receivable (payable) .....           24           (14)          (2)
                                          ----------     ---------     ---------
    TOTAL NET ASSETS ..................   $  435,683     $ 164,850     $ 25,847
                                          ==========     =========     =========
UNITS OUTSTANDING .....................       32,854        12,952        2,613
NET ASSET VALUE PER UNIT ..............   $   13.262     $  12.729     $  9.891

                                              JPVF            JPVF           JPVF
                                            Emerging         Capital         Small          JPVF
                                             Growth          Growth         Company        Growth
                                            Division        Division       Division       Division
                                        --------------- ---------------- ------------ ----------------
ASSETS
Investments at cost ...................   $   757,867     $  2,589,615    $ 245,978     $    675,952
                                          ===========     ============    =========     ============
Investments at market value ...........   $ 1,128,189     $  3,246,119    $ 293,152     $  1,043,017
Net premiums receivable (payable) .....           (32)          40,578          (24)          40,922
                                          -----------     ------------    ---------     ------------
    TOTAL NET ASSETS ..................   $ 1,128,157     $  3,286,697    $ 293,128     $  1,083,939
                                          ===========     ============    =========     ============
UNITS OUTSTANDING .....................        67,118          244,154       23,712           61,177
NET ASSET VALUE PER UNIT ..............   $    16.810     $     13.463    $  12.363     $     17.719

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                               December 31, 1999

                                            JPVF
                                          Growth &       JPVF          JPVF
                                           Income      Balanced     High Yield
                                          Division     Division      Division
                                        ------------ ------------ --------------
ASSETS
Investments at cost ...................  $ 343,010    $ 341,103      $96,595
                                         =========    =========      =======
Investments at market value ...........  $ 336,924    $ 384,123      $90,465
Accrued investment income .............                                7,424
Net premiums receivable (payable) .....        (28)         (31)          (8)
                                         ---------    ---------      -------
    TOTAL NET ASSETS ..................  $ 336,896    $ 384,092      $97,881
                                         =========    =========      =======
UNITS OUTSTANDING .....................     33,973       30,999        9,996
NET ASSET VALUE PER UNIT ..............  $   9.917    $  12.392      $ 9.793

                                                          Fidelity        Fidelity        Fidelity
                                             JPVF          VIP II           VIP              VIP
                                         Money Market    Contrafund    Equity Income       Growth
                                           Division       Division        Division        Division
                                        -------------- -------------- --------------- ----------------
ASSETS
Investments at cost ...................  $ 1,543,827    $ 1,259,573     $  602,210       $ 1,572,644
                                         ===========    ===========     ==========       ===========
Investments at market value ...........  $ 1,566,981    $ 1,430,879     $  598,910       $ 1,888,766
Accrued investment income .............
Net premiums receivable (payable) .....         (128)           (57)            11            81,355
                                         -----------    -----------     ----------       -----------
    TOTAL NET ASSETS ..................  $ 1,566,853    $ 1,430,822     $  598,921       $ 1,970,121
                                         ===========    ===========     ==========       ===========
UNITS OUTSTANDING .....................      153,053        120,854         55,941           153,388
NET ASSET VALUE PER UNIT ..............  $    10.238    $    11.840     $   10.707       $    12.845

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                               December 31, 1999

                                          Fidelity
                                           VIP II          MFS          MFS       Oppenheimer     Oppenheimer       Templeton
                                         Index 500      Research     Utilities        Bond      Strategic Bond   International II
                                          Division      Division      Division      Division       Division          Division
                                      --------------- ------------ ------------- ------------- ---------------- -----------------
ASSETS
Investments at cost .................   $ 3,153,427    $ 230,594     $ 401,235     $ 248,063        $59,010          $ 434,126
                                        ===========    =========     =========     =========        =======          =========
Investments at market value .........   $ 3,453,873    $ 272,087     $ 472,581     $ 248,200        $60,354          $ 488,508
Net premiums payable ................          (283)         (22)          (39)          (20)            (5)               (40)
                                        -----------    ---------     ---------     ---------        -------          ---------
    TOTAL NET ASSETS ................   $ 3,453,590    $ 272,065     $ 472,542     $ 248,180        $60,349          $ 488,468
                                        ===========    =========     =========     =========        =======          =========
UNITS OUTSTANDING ...................       299,138       22,517        35,088        25,022          6,026             38,367
NET ASSET VALUE PER UNIT ............   $    11.546    $  12.084     $  13.468     $   9.919        $10.016          $  12.733

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                               December 31, 1999

                                              JPM                JPM               JPM               JPM
                                              Bond             Equity         Small Company      Int'l Equity
                                            Division          Division           Division          Division
                                        ---------------   ----------------   ---------------   ---------------
ASSETS
Investments at cost .................     $ 6,287,615       $ 12,901,948       $ 5,042,328      $  8,406,987
                                          ===========       ============       ===========      ============
Investments at market value .........     $ 6,502,708       $ 15,568,897       $ 6,792,598      $ 10,211,840
Net premiums payable ................            (346)              (830)             (362)             (544)
                                          -----------       ------------       -----------      ------------
    TOTAL NET ASSETS ................     $ 6,502,362       $ 15,568,067       $ 6,792,236      $ 10,211,296
                                          ===========       ============       ===========      ============
UNITS OUTSTANDING ...................         481,270            531,753           259,353           549,443
NET ASSET VALUE PER UNIT ............     $    13.512       $     29.278       $    26.191      $     18.586

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                             JPF SEPARATE ACCOUNT C


                                     JPVF                 JPVF                JPVF
                                 International            World              Global
                                    Equity               Growth           Hard Assets
                                   Division             Division            Division
                            ---------------------- ------------------ -------------------
                                  Period from          Period from        Period from
                             February 23, 1999(a)   March 4, 1999(a)   March 13, 1999(a)
                                      to                   to                  to
                                 December 31,         December 31,        December 31,
                                     1999                 1999                1999
                            ---------------------- ------------------ -------------------
Investment Income:
  Dividend income .........        $     --             $     1              $  --
  Distributions of
   realized gains .........              --                   3                 --
                                   --------             -------              -----
                                         --                   4                 --
Expenses:
  Mortality and expense
   risk charge ............           1,627                 579                 74
                                   --------             -------              -----
    Net investment
     loss .................          (1,627)               (575)               (74)
Gain (loss) on investments
  Net realized gain (loss)
   on investments .........           2,323                 814                (19)
  Net unrealized gain on
   investments ............          68,099              13,108                551
                                   --------             -------              -----
  Net gain on
   investments ............          70,422              13,922                532
                                   --------             -------              -----
    Increase in net
     assets from
     operations ...........        $ 68,795             $13,347              $ 458
                                   ========             =======              =====



                                     JPVF                   JPVF                   JPVF
                                   Emerging                Capital                 Small                JPVF
                                    Growth                 Growth                 Company              Growth
                                   Division               Division               Division             Division
                            ---------------------- ---------------------- ---------------------- -----------------
                                  Period from            Period from            Period from         Period from
                             February 23, 1999(a)   February 23, 1999(a)   February 23, 1999(a)   March 2, 1999(a)
                                      to                     to                     to                   to
                                 December 31,           December 31,           December 31,         December 31,
                                     1999                   1999                   1999                 1999
                            ---------------------- ---------------------- ---------------------- -----------------
Investment Income:
  Dividend income .........        $     --               $     --               $    13             $     --
  Distributions of
   realized gains .........              --                  5,714                   248                1,030
                                   --------               --------               -------             --------
                                         --                  5,714                   261                1,030
Expenses:
  Mortality and expense
   risk charge ............           3,112                 11,809                   897                3,354
                                   --------               --------               -------             --------
    Net investment
     loss .................          (3,112)                (6,095)                 (636)              (2,324)
Gain (loss) on investments
  Net realized gain (loss)
   on investments .........           4,123                  7,916                   343                3,738
  Net unrealized gain on
   investments ............         370,322                656,504                47,174              367,065
                                   --------               --------               -------             --------
  Net gain on
   investments ............         374,445                664,420                47,517              370,803
                                   --------               --------               -------             --------
    Increase in net
     assets from
     operations ...........        $371,333               $658,325               $46,881             $368,479
                                   ========               ========               =======             ========

(a) Commencement of operations

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                       JPVF
                                     Growth &             JPVF                JPVF
                                      Income            Balanced           High Yield
                                     Division           Division            Division
                               ------------------- ------------------ -------------------
                                   Period from         Period from        Period from
                                April 19, 1999(a)   March 1, 1999(a)   April 21, 1999(a)
                                        to                 to                  to
                                   December 31,       December 31,        December 31,
                                       1999               1999                1999
                               ------------------- ------------------ -------------------
Investment Income:
  Dividend income ............      $     --            $     --           $  7,424
  Distributions of
   realized gains ............            --                  33                 --
                                    --------            --------           --------
                                          --                  33              7,424
Expenses:
  Mortality and expense
   risk charge ...............         1,233               1,146                348
                                    --------            --------           --------
     Net investment
      income (loss)...........        (1,233)             (1,113)             7,076
Gain (loss) on investments
  Net realized gain (loss)
   on investments ............          (778)                573                (77)
  Net unrealized gain
   (loss) on
   investments ...............        (6,085)             43,020             (6,130)
                                    --------            --------           --------
  Net gain (loss) on
   investments ...............        (6,863)             43,593             (6,207)
                                    --------            --------           --------
    Increase
     (decrease) in net
     assets from
     operations ..............      $ (8,096)           $ 42,480           $    869
                                    ========            ========           ========

                                                       Fidelity             Fidelity             Fidelity
                                     JPVF               VIP II                 VIP                 VIP
                                 Money Market         Contrafund          Equity Income           Growth
                                   Division            Division             Division             Division
                               ---------------- ---------------------- ------------------ ---------------------
                                  Period from         Period from          Period from         Period from
                                May 4, 1999(a)   February 23, 1999(a)   March 1, 1999(a)   February 23, 1999(a)
                                      to                  to                   to                   to
                                 December 31,        December 31,         December 31,         December 31,
                                     1999                1999                 1999                 1999
                               ---------------- ---------------------- ------------------ ---------------------
Investment Income:
  Dividend income ............     $     --            $     --             $     --            $     --
  Distributions of
   realized gains ............           --                  --                   --                  --
                                   --------            --------             --------            --------
                                         --                  --                   --                  --
Expenses:
  Mortality and expense
   risk charge ...............        7,959               4,941                2,419               6,980
                                   --------            --------             --------            --------
     Net investment
      income (loss)...........       (7,959)             (4,941)              (2,419)             (6,980)
Gain (loss) on investments
  Net realized gain (loss)
   on investments ............       12,753                 584               (2,179)              7,259
  Net unrealized gain
   (loss) on
   investments ...............       23,154             171,306               (3,300)            316,122
                                   --------            --------             --------            --------
  Net gain (loss) on
   investments ...............       35,907             171,890               (5,479)            323,381
                                   --------            --------             --------            --------
    Increase
     (decrease) in net
     assets from
     operations ..............     $ 27,948            $166,949             $ (7,898)           $316,401
                                   ========            ========             ========            ========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                      Fidelity
                                                       VIP II                   MFS
                                                      Index 500              Research
                                                      Division               Division
                                               ---------------------- ----------------------
                                                     Period from            Period from
                                                February 23, 1999(a)   February 23, 1999(a)
                                                         to                     to
                                                    December 31,           December 31,
                                                        1999                   1999
                                               ---------------------- ----------------------
Investment Income:
  Dividend income ............................       $      --               $    91
  Distributions of realized gains ............              --                   483
                                                     ---------               -------
                                                            --                   574
Expenses:
  Mortality and expense risk charge ..........          14,033                 1,083
                                                     ---------               -------
    Net investment income (loss) .............         (14,033)                 (509)
Gain (loss) on investments
  Net realized gain (loss) on investments.....          21,006                   827
  Net unrealized gain on investments .........         300,447                41,493
                                                     ---------               -------
  Net gain (loss) on investments .............         321,453                42,320
                                                     ---------               -------
    Increase (decrease) in net
     assets from operations ..................       $ 307,420               $41,811
                                                     =========               =======

                                                       MFS            Oppenheimer       Oppenheimer         Templeton
                                                    Utilities            Bond          Strategic Bond   International II
                                                    Division           Division           Division          Division
                                               ------------------ ------------------ ----------------- ------------------
                                                   Period from        Period from       Period from        Period from
                                                March 2, 1999(a)   March 2, 1999(a)   May 11, 1999(a)   March 11, 1999(a)
                                                       to                 to                 to                to
                                                  December 31,       December 31,       December 31,      December 31,
                                                      1999               1999               1999              1999
                                               ------------------ ------------------ ----------------- ------------------
Investment Income:
  Dividend income ............................       $   474            $   44            $   --            $     54
  Distributions of realized gains ............         2,382                 4                --                 189
                                                     -------            ------            ------            --------
                                                       2,856                49                --                 243
Expenses:
  Mortality and expense risk charge ..........         1,560               834               227               1,422
                                                     -------            ------            ------            --------
    Net investment income (loss) .............         1,296              (786)             (227)             (1,179)
Gain (loss) on investments
  Net realized gain (loss) on investments.....         2,666              (215)               42                 885
  Net unrealized gain on investments .........        71,345               138             1,344              54,382
                                                     -------            ------            ------            --------
  Net gain (loss) on investments .............        74,011               (77)            1,386              55,267
                                                     -------            ------            ------            --------
    Increase (decrease) in net
     assets from operations ..................       $75,307            $ (863)           $1,159            $ 54,088
                                                     =======            ======            ======            ========

(a) Commencement of operations

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                                       JPM
                                                                       Bond
                                                                     Division
                                                      --------------------------------------
                                                             Year Ended December 31,
                                                      --------------------------------------
                                                           1999          1998        1997
                                                      -------------- ----------- -----------
Investment Income:
  Dividend income ...................................   $  157,202    $211,172    $140,731
  Distributions of realized gains ...................       25,715      70,719      41,158
                                                        ----------    --------    --------
                                                           182,917     281,891     181,889
Expenses:
  Mortality and expense risk charge .................       43,722      41,128      34,460
                                                        ----------    --------    --------
    Net Investment Income ...........................      139,195     240,763     147,429
Gain (loss) on investments
  Net realized gain on investments ..................       39,051      16,946       4,420
  Net unrealized gain (loss) on investments .........     (292,233)    185,534     322,800
                                                        ----------    --------    --------
  Net gain (loss) on investments ....................     (253,182)    202,480     327,220
                                                        ----------    --------    --------
    Increase (decrease) in net
     assets from operations .........................   $ (113,987)   $443,243    $474,649
                                                        ==========    ========    ========

                                                                       JPM
                                                                      Equity
                                                                     Division
                                                      --------------------------------------
                                                             Year Ended December 31,
                                                      --------------------------------------
                                                          1999         1998         1997
                                                      ------------ ------------ ------------
Investment Income:
  Dividend income ...................................  $   47,249   $   59,408   $   56,988
  Distributions of realized gains ...................   1,093,257    1,122,918    1,467,366
                                                       ----------   ----------   ----------
                                                        1,140,506    1,182,326    1,524,354
Expenses:
  Mortality and expense risk charge .................      87,610       66,882       53,370
                                                       ----------   ----------   ----------
    Net Investment Income ...........................   1,052,896    1,115,444    1,470,984
Gain (loss) on investments
  Net realized gain on investments ..................      46,986       23,096       20,069
  Net unrealized gain (loss) on investments .........   1,116,015      975,719      204,260
                                                       ----------   ----------   ----------
  Net gain (loss) on investments ....................   1,163,001      998,815      224,329
                                                       ----------   ----------   ----------
    Increase (decrease) in net
     assets from operations .........................  $2,215,897   $2,114,259   $1,695,313
                                                       ==========   ==========   ==========

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                                        JPM
                                                                   Small Company
                                                                     Division
                                                      ---------------------------------------
                                                              Year Ended December 31,
                                                      ---------------------------------------
                                                          1999          1998          1997
                                                      ------------ -------------- -----------
Investment Income:
  Dividend income ...................................  $    3,488    $    6,349    $ 11,006
  Distributions of realized gains ...................     139,901       183,024     579,516
                                                       ----------    ----------    --------
                                                          143,389       189,373     590,522
Expenses:
  Mortality and expense risk charge .................      31,439        29,939      26,511
                                                       ----------    ----------    --------
    Net investment income ...........................     111,950       159,434     564,011
Gain (loss) on investments
  Net realized gain (loss) on investments ...........       7,473       (51,808)      4,007
  Net unrealized gain (loss) on investments .........   1,914,682      (471,622)    221,164
                                                       ----------    ----------    --------
  Net gain (loss) on investments ....................   1,922,155      (523,430)    225,171
                                                       ----------    ----------    --------
    Increase (decrease) in net
     assets from operations .........................  $2,034,105    $ (363,996)    789,182
                                                       ==========    ==========    ========

                                                                       JPM
                                                                  International
                                                                     Equity
                                                                    Division
                                                      -------------------------------------
                                                             Year Ended December 31,
                                                      -------------------------------------
                                                          1999         1998        1997
                                                      ------------ ----------- ------------
Investment Income:
  Dividend income ...................................  $   74,154   $  94,927   $  217,676
  Distributions of realized gains ...................     282,839     271,211      685,191
                                                       ----------   ---------   ----------
                                                          356,993     366,138      902,867
Expenses:
  Mortality and expense risk charge .................      49,903      43,148       42,648
                                                       ----------   ---------   ----------
    Net investment income ...........................     307,090     322,990      860,219
Gain (loss) on investments
  Net realized gain (loss) on investments ...........      14,424     (34,242)      42,615
  Net unrealized gain (loss) on investments .........   2,191,122     (53,048)    (613,175)
                                                       ----------   ---------   ----------
  Net gain (loss) on investments ....................   2,205,546     (87,290)    (570,560)
                                                       ----------   ---------   ----------
    Increase (decrease) in net
     assets from operations .........................  $2,512,636   $ 235,700   $  289,659
                                                       ==========   =========   ==========

                       STATEMENT OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C


                                              JPVF                 JPVF                JPVF
                                          International            World              Global
                                             Equity               Growth           Hard Assets
                                            Division             Division            Division
                                     ---------------------- ------------------ -------------------
                                           Period from          Period from        Period from
                                      February 23, 1999(a)   March 4, 1999(a)   March 13, 1999(a)
                                               to                   to                  to
                                          December 31,         December 31,        December 31,
                                              1999                 1999                1999
                                     ---------------------- ------------------ -------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) ..........................       $  (1,627)           $    (575)           $   (74)
  Net realized gain (loss)
   on investments ..................           2,323                  814                (19)
  Net unrealized gain on
   investments .....................          68,099               13,108                551
                                           ---------            ---------            -------
Increase in net assets from
 operations ........................          68,795               13,347                458
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ........................          72,457               47,437                242
  Transfers from/to General
   Account and within
   Separate Account, net ...........         336,169              116,768             25,907
  Transfers of cost of
   insurance .......................         (41,930)             (12,716)              (760)
  Transfers on account of
   other terminations ..............             192                   14                 --
                                           ---------            ---------            -------
Net increase in net assets
 derived from contractholder
 transactions ......................         366,888              151,503             25,389
                                           ---------            ---------            -------
Net increase in net assets .........         435,683              164,850             25,847
Balance at beginning of
 period ............................              --                   --                 --
                                           ---------            ---------            -------
Balance at end of period ...........       $ 435,683            $ 164,850            $25,847
                                           =========            =========            =======

                                              JPVF                   JPVF                   JPVF
                                            Emerging                Capital                 Small                JPVF
                                             Growth                 Growth                 Company              Growth
                                            Division               Division               Division             Division
                                     ---------------------- ---------------------- ---------------------- -----------------
                                           Period from            Period from            Period from         Period from
                                      February 23, 1999(a)   February 23, 1999(a)   February 23, 1999(a)   March 2, 1999(a)
                                               to                     to                     to                   to
                                          December 31,           December 31,           December 31,         December 31,
                                              1999                   1999                   1999                 1999
                                     ---------------------- ---------------------- ---------------------- -----------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) ..........................       $   (3,112)            $   (6,095)            $    (636)        $   (2,324)
  Net realized gain (loss)
   on investments ..................            4,123                  7,916                   343              3,738
  Net unrealized gain on
   investments .....................          370,322                656,504                47,174            367,065
                                           ----------             ----------             ---------         ----------
Increase in net assets from
 operations ........................          371,333                658,325                46,881            368,479
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ........................          114,011                771,422                80,706            160,204
  Transfers from/to General
   Account and within
   Separate Account, net ...........          712,819              2,128,393               185,092            597,551
  Transfers of cost of
   insurance .......................          (70,643)              (272,183)              (19,776)           (43,454)
  Transfers on account of
   other terminations ..............              637                    740                   225              1,159
                                           ----------             ----------             ---------         ----------
Net increase in net assets
 derived from contractholder
 transactions ......................          756,824              2,628,372               246,247            715,460
                                           ----------             ----------             ---------         ----------
Net increase in net assets .........        1,128,157              3,286,697               293,128          1,083,939
Balance at beginning of
 period ............................               --                     --                    --                 --
                                           ----------             ----------             ---------         ----------
Balance at end of period ...........       $1,128,157             $3,286,697             $ 293,128         $1,083,939
                                           ==========             ==========             =========         ==========


(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                          JPVF
                                        Growth &             JPVF                JPVF
                                         Income            Balanced           High Yield
                                        Division           Division            Division
                                  ------------------- ------------------ -------------------
                                      Period from         Period from        Period from
                                   April 19, 1999(a)   March 1, 1999(a)   April 21, 1999(a)
                                           to                 to                  to
                                      December 31,       December 31,        December 31,
                                          1999               1999                1999
                                  ------------------- ------------------ -------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) .......................      $  (1,233)         $  (1,113)          $  7,076
  Net realized gain (loss)
   on investments ...............           (778)               573                (77)
  Net unrealized gain (loss)
   on investments ...............         (6,085)            43,020             (6,130)
                                       ---------          ---------           --------
Increase (decrease) in net
 assets from operations .........         (8,096)            42,480                869
Contractholder transactions--
 Note F:
  Transfers of net
 premiums .......................        109,403             47,357             21,319
  Transfers from/to General
   Account and within
   Separate Account, net ........        256,971            324,227             84,200
  Transfers of cost of
   insurance ....................        (21,128)           (30,146)            (8,410)
  Transfers on account of
   other terminations ...........           (254)               174                (97)
                                       ---------          ---------           --------
Net increase in net assets
 derived from contractholder
 transactions ...................        344,992            341,612             97,012
                                       ---------          ---------           --------
Net increase in net assets ......        336,896            384,092             97,881
Balance at beginning of
 period .........................             --                 --                 --
                                       ---------          ---------           --------
Balance at end of period ........      $ 336,896          $ 384,092           $ 97,881
                                       =========          =========           ========

                                                          Fidelity             Fidelity             Fidelity
                                        JPVF               VIP II                 VIP                 VIP
                                    Money Market         Contrafund          Equity Income           Growth
                                      Division            Division             Division             Division
                                  ---------------- ---------------------- ------------------ ---------------------
                                     Period from         Period from          Period from         Period from
                                   May 4, 1999(a)   February 23, 1999(a)   March 1, 1999(a)   February 23, 1999(a)
                                         to                  to                   to                   to
                                    December 31,        December 31,         December 31,         December 31,
                                        1999                1999                 1999                 1999
                                  ---------------- ---------------------- ------------------ ---------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) .......................    $   (7,959)            (4,941)           $  (2,419)          $   (6,980)
  Net realized gain (loss)
   on investments ...............        12,753                584               (2,179)               7,259
  Net unrealized gain (loss)
   on investments ...............        23,154            171,306               (3,300)             316,122
                                     ----------            -------            ---------           ----------
Increase (decrease) in net
 assets from operations .........        27,948            166,949               (7,898)             316,401
Contractholder transactions--
 Note F:
  Transfers of net
 premiums .......................       724,751            289,540              237,178              542,341
  Transfers from/to General
   Account and within
   Separate Account, net ........       928,042          1,056,645              414,677            1,215,840
  Transfers of cost of
   insurance ....................      (113,854)           (83,639)             (42,674)            (100,704)
  Transfers on account of
   other terminations ...........           (34)             1,327               (2,362)              (3,757)
                                     ----------          ---------            ---------           ----------
Net increase in net assets
 derived from contractholder
 transactions ...................     1,538,905          1,263,873              606,819            1,653,720
                                     ----------          ---------            ---------           ----------
Net increase in net assets ......     1,566,853          1,430,822              598,921            1,970,121
Balance at beginning of
 period .........................            --                 --                   --                   --
                                     ----------          ---------            ---------           ----------
Balance at end of period ........    $1,566,853          1,430,822            $ 598,921           $1,970,121
                                     ==========          =========            =========           ==========

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                                   Fidelity
                                                    VIP II                   MFS
                                                   Index 500              Research
                                                   Division               Division
                                            ---------------------- ----------------------
                                                  Period from            Period from
                                             February 23, 1999(a)   February 23, 1999(a)
                                                      to                     to
                                                 December 31,           December 31,
                                                     1999                   1999
                                            ---------------------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ............       $  (14,033)            $    (509)
  Net realized gain (loss) on
   investments ............................           21,006                   827
  Net unrealized gain on investments ......          300,447                41,493
                                                  ----------             ---------
Increase (decrease) in net assets from
 operations ...............................          307,420                41,811
Contractholder transactions--Note F:
  Transfers of net premiums ...............          917,224                79,397
  Transfers from/to General Account
   and within Separate Account, net .......        2,560,670               172,857
  Transfers of cost of insurance ..........         (330,207)              (22,223)
  Transfers on account of other
   terminations ...........................           (1,517)                  223
                                                  ----------             ---------
Net increase in net assets derived from
 contractholder transactions ..............        3,146,170               230,254
                                                  ----------             ---------
Net increase in net assets ................        3,453,590               272,065
Balance at beginning of period ............               --                    --
                                                  ----------             ---------
Balance at end of period ..................       $3,453,590             $ 272,065
                                                  ==========             =========

                                                    MFS            Oppenheimer       Oppenheimer         Templeton
                                                 Utilities            Bond          Strategic Bond   International II
                                                 Division           Division           Division          Division
                                            ------------------ ------------------ ----------------- ------------------
                                                Period from        Period from       Period from        Period from
                                             March 2, 1999(a)   March 2, 1999(a)   May 11, 1999(a)   March 11, 1999(a)
                                                    to                 to                 to                to
                                               December 31,       December 31,       December 31,      December 31,
                                                   1999               1999               1999              1999
                                            ------------------ ------------------ ----------------- ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ............     $   1,296          $    (786)         $   (227)         $  (1,179)
  Net realized gain (loss) on
   investments ............................         2,666               (215)               42                885
  Net unrealized gain on investments ......        71,345                138             1,344             54,382
                                                ---------          ---------          --------          ---------
Increase (decrease) in net assets from
 operations ...............................        75,307               (863)            1,159             54,088
Contractholder transactions--Note F:
  Transfers of net premiums ...............       151,701             31,653            18,988            138,740
  Transfers from/to General Account
   and within Separate Account, net .......       278,799            243,604            45,619            324,453
  Transfers of cost of insurance ..........       (32,666)           (26,326)           (5,429)           (28,235)
  Transfers on account of other
   terminations ...........................          (599)               112                12               (578)
                                                ---------          ---------          --------          ---------
Net increase in net assets derived from
 contractholder transactions ..............       397,235            249,043            59,190            434,380
                                                ---------          ---------          --------          ---------
Net increase in net assets ................       472,542            248,180            60,349            488,468
Balance at beginning of period ............            --                 --                --                 --
                                                ---------          ---------          --------          ---------
Balance at end of period ..................     $ 472,542          $ 248,180          $ 60,349          $ 488,468
                                                =========          =========          ========          =========

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                                                          JPM
                                                                          Bond
                                                                        Division
                                                        -----------------------------------------
                                                                 Year Ended December 31,
                                                        -----------------------------------------
                                                             1999          1998          1997
                                                        ------------- ------------- -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income ...............................  $  139,195    $  240,763    $  147,429
  Net realized gain on investments ....................      39,051        16,946         4,420
  Net unrealized gain (loss) on investments ...........    (292,233)      185,534       322,800
                                                         ----------    ----------    ----------
Increase (decrease) in net assets from operations .....    (113,987)      443,243       474,649
Contractholder transactions--Note F:
  Transfers of net premiums ...........................     385,372       237,096       354,690
  Transfers from/to General Account
   and within Separate Account, net ...................    (205,577)      (51,582)    3,566,167
  Transfers of cost of insurance ......................    (113,486)     (101,923)      (78,877)
  Transfers on account of other terminations ..........      (4,462)         (190)         (745)
                                                         ----------    ----------    ----------
Net increase in net assets derived from
 contractholder transactions ..........................      61,847        83,401     3,841,235
                                                         ----------    ----------    ----------
Net increase (decrease) in net assets .................     (52,140)      526,644     4,315,884
Balance at beginning of period ........................   6,554,502     6,027,858     1,711,974
                                                         ----------    ----------    ----------
Balance at end of period ..............................  $6,502,362    $6,554,502    $6,027,858
                                                         ==========    ==========    ==========

                                                                            JPM
                                                                          Equity
                                                                         Division
                                                        -------------------------------------------
                                                                  Year Ended December 31,
                                                        -------------------------------------------
                                                             1999           1998           1997
                                                        -------------- -------------- -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income ...............................  $ 1,052,896    $ 1,115,444    $1,470,984
  Net realized gain on investments ....................       46,986         23,096        20,069
  Net unrealized gain (loss) on investments ...........    1,116,015        975,719       204,260
                                                         -----------    -----------    ----------
Increase (decrease) in net assets from operations .....    2,215,897      2,114,259     1,695,313
Contractholder transactions--Note F:
  Transfers of net premiums ...........................      909,227        955,232       765,854
  Transfers from/to General Account
   and within Separate Account, net ...................      598,343        114,046     2,227,022
  Transfers of cost of insurance ......................     (112,983)       (85,488)      (57,566)
  Transfers on account of other terminations ..........       (5,234)       (24,822)       (4,631)
                                                         -----------    -----------    ----------
Net increase in net assets derived from
 contractholder transactions ..........................    1,389,353        958,968     2,930,679
                                                         -----------    -----------    ----------
Net increase (decrease) in net assets .................    3,605,250      3,073,227     4,625,992
Balance at beginning of period ........................   11,962,817      8,889,590     4,263,598
                                                         -----------    -----------    ----------
Balance at end of period ..............................  $15,568,067    $11,962,817    $8,889,590
                                                         ===========    ===========    ==========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                                                          JPM
                                                                      Small Company
                                                                        Division
                                                        -----------------------------------------
                                                                 Year Ended December 31,
                                                        -----------------------------------------
                                                             1999          1998          1997
                                                        ------------- ------------- -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income ...............................  $  111,950    $  159,434    $  564,011
  Net realized gain (loss) on investments .............       7,473       (51,808)        4,007
  Net unrealized gain (loss) on investments ...........   1,914,682      (471,622)      221,164
                                                         ----------    ----------    ----------
Increase (decrease) in net assets from operations .....   2,034,105      (363,996)      789,182
Contractholder transactions--Note F:
  Transfers of net premiums ...........................     353,650       457,027       463,334
  Transfers from/to General Account and within
   Separate Account, net ..............................     (58,134)     (116,427)    1,237,752
  Transfers of cost of insurance ......................     (34,537)      (34,671)      (27,349)
  Transfers on account of other terminations ..........       1,011           836         2,389
                                                         ----------    ----------    ----------
Net increase in net assets derived from
 contractholder transactions ..........................     261,990       306,765     1,676,126
                                                         ----------    ----------    ----------
Net increase (decrease) in net assets .................   2,296,095       (57,231)    2,465,308
Balance at beginning of period ........................   4,496,141     4,553,372     2,088,064
                                                         ----------    ----------    ----------
Balance at end of period ..............................  $6,792,236    $4,496,141    $4,553,372
                                                         ==========    ==========    ==========

                                                                           JPM
                                                                   International Equity
                                                                         Division
                                                        -------------------------------------------
                                                                  Year Ended December 31,
                                                        -------------------------------------------
                                                              1999           1998          1997
                                                        --------------- ------------- -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income ...............................   $   307,090    $  322,990    $  860,219
  Net realized gain (loss) on investments .............        14,424       (34,242)       42,615
  Net unrealized gain (loss) on investments ...........     2,191,122       (53,048)     (613,175)
                                                          -----------    ----------    ----------
Increase (decrease) in net assets from operations .....     2,512,636       235,700       289,659
Contractholder transactions--Note F:
  Transfers of net premiums ...........................       400,829       375,553       509,514
  Transfers from/to General Account and within
   Separate Account, net ..............................       666,881      (190,570)    1,597,555
  Transfers of cost of insurance ......................       (71,594)      (61,094)      (54,916)
  Transfers on account of other terminations ..........          (754)        2,269        (5,439)
                                                          -----------    ----------    ----------
Net increase in net assets derived from
 contractholder transactions ..........................       995,362       126,158     2,046,714
                                                          -----------    ----------    ----------
Net increase (decrease) in net assets .................     3,507,998       361,858     2,336,373
Balance at beginning of period ........................     6,703,298     6,341,440     4,005,067
                                                          -----------    ----------    ----------
Balance at end of period ..............................   $10,211,296    $6,703,298    $6,341,440
                                                          ===========    ==========    ==========

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS


                             JPF SEPARATE ACCOUNT C
                                December 31, 1999

NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account C (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 1999, the Separate Account is comprised of twenty-four investment divisions, eleven of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., four of which invests in Series Trust II, one of which invests in the Templeton International Fund, four of which invest in certain Fidelity Portfolios, two of which invest in certain Oppenheimer Funds, and two of which invest in certain MFS Funds, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investments in shares of the Trust are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

Investment Transactions: Purchases and sales of shares of the Trust are recorded as of the trade date, the date the transaction is executed.

Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

Expenses: Currently, the Separate Account contains the net assets of two variable insurance policies, Ensemble SL and Heritage. A mortality and expense risk charge, payable to JP Financial, is accrued daily which will not exceed 1% and .65% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble SL and Heritage, respectively.

Use of Estimates: The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Securities Corporation, an affiliate of the Company is the distributor.

NOTE D--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned on the contract for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

                             JPF Separate Account C
                                December 31, 1999


NOTE E--INVESTMENTS

In determining the net realized gain or loss on sales of shares of the Trust, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1999 is the same as for financial reporting purposes.

Following is a summary of shares of each portfolio of the Trust owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1999.


                                                         Net Asset
                                                           Value
                                           Shares        Per Share
                                         ----------    -------------
JPVF International Equity Portfolio        27,111        $16.069385
JPVF World Growth Portfolio                 6,322         26.076172
JPVF Global Hard Assets Portfolio           2,875          8.990947
JPVF Emerging Growth Portfolio             27,737         40.674453
JPVF Capital Growth Portfolio              82,672         39.265001
JPVF Small Company Portfolio               16,237         18.054505
JPVF Growth Portfolio                      44,616         23.377614
JPVF Growth & Income Portfolio             16,793         20.063152
JPVF Balanced Portfolio                    25,154         15.270695
JPVF High Yield Portfolio                   9,846          9.188039
JPVF Money Market Portfolio               144,470         10.846432
Fidelity VIP II Contrafund Portfolio       49,087         29.150000
Fidelity VIP Equity Income Portfolio       23,295         25.710000
Fidelity VIP Growth Portfolio              34,385         54.930000
Fidelity VIP II Index 500 Portfolio        20,631        167.410000
MFS Research Series Portfolio              11,658         23.340000
MFS Utilities Series Portfolio             19,560         24.160000
Oppenheimer Bond Portfolio                 21,545         11.520000
Oppenheimer Strategic Bond Portfolio       12,144          4.970000
Templeton International II                 22,074         22.130000
JPM Bond Portfolio                        578,533         11.240000
JPM Equity Portfolio                      897,343         17.350000
JPM Small Company Portfolio               406,013         16.730000
JPM International Equity Portfolio        738,383         13.830000

                         NOTES TO FINANCIAL STATEMENTS

                            JPF SEPARATE ACCOUNT C
                               December 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                               For the period(a)
                              February 23 through
                               December 31, 1999
                            -----------------------
                              Units        Amount
                            ---------   -----------
JPVF International Equity
  Issuance of units           43,392     $ 486,885
  Redemptions of units        10,538       119,997
                              ------     ---------
    Net Increase              32,854     $ 366,888
                              ======     =========

                            For the period(a)
                             March 4 through
                            December 31, 1999
                         -----------------------
                           Units        Amount
                         ---------   -----------
JPVF World Growth
  Issuance of units        16,232     $ 190,731
  Redemptions of units      3,280        39,228
                           ------     ---------
    Net Increase           12,952     $ 151,503
                           ======     =========

                            For the period(a)
                              May 13 through
                            December 31, 1999
                          ----------------------
                            Units       Amount
                          ---------   ----------
JPVF Global Hard Assets
  Issuance of units          2,701      $26,228
  Redemptions of units          88          839
                            ------      -------
    Net Increase             2,613      $25,389
                            ======      =======

                            For the period(a)
                           February 23 through
                            December 31, 1999
                         -----------------------
                           Units        Amount
                         ---------   -----------
JPVF Emerging Growth
  Issuance of units         78,062    $ 881,392
  Redemptions of units      10,944      124,568
                            ------    ---------
    Net Increase            67,118    $ 756,824
                            ======    =========

                             For the period(a)
                            February 23 through
                             December 31, 1999
                         --------------------------
                           Units         Amount
                         ---------   --------------
JPVF Capital Growth
  Issuance of units        291,053    $ 3,145,012
  Redemptions of units      46,899        516,640
                           -------    -----------
    Net Increase           244,154    $ 2,628,372
                           =======    ===========

                            For the period(a)
                           February 23 through
                            December 31, 1999
                         -----------------------
                           Units       Amount
                         --------   ------------
JPVF Small Company
  Issuance of units         26,385    $ 274,181
  Redemptions of units       2,673       27,934
                            ------    ---------
    Net Increase            23,712    $ 246,247
                            ======    =========

                            For the period(a)
                             March 2 through
                            December 31, 1999
                         -----------------------
                           Units       Amount
                         --------   ------------
JPVF Growth
  Issuance of units        67,372     $ 789,946
  Redemptions of units      6,195        74,486
                           ------     ---------
    Net Increase           61,177     $ 715,460
                           ======     =========

                            For the period(a)
                            April 19 through
                            December 31, 1999
                         -----------------------
                           Units       Amount
                         --------   ------------
JPVF Growth & Income
  Issuance of units        39,200     $ 396,925
  Redemptions of units      5,227        51,933
                           ------     ---------
    Net Increase           33,973     $ 344,992
                           ======     =========

                            For the period(a)
                             March 1 through
                            December 31, 1999
                         -----------------------
                           Units       Amount
                         --------   ------------
JPVF Balanced
  Issuance of units        34,910     $ 384,740
  Redemptions of units      3,911        43,128
                           ------     ---------
    Net Increase           30,999     $ 341,612
                           ======     =========

                            For the period(a)
                            April 21 through
                            December 31, 1999
                         -----------------------
                           Units       Amount
                         --------   ------------
JPVF High Yield Bond
  Issuance of units        11,839     $ 114,809
  Redemptions of units      1,843        17,797
                           ------     ---------
    Net Increase            9,996     $  97,012
                           ======     =========

(a) Commencement of operations

                            JPF SEPARATE ACCOUNT C
                               December 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                             For the period(a)
                              April 21 through
                             December 31, 1999
                         --------------------------
                           Units         Amount
                         ---------   --------------
JPVF Money Market
  Issuance of units       417,930     $ 4,211,484
  Redemptions of units    264,877       2,672,579
                          -------     -----------
    Net Increase          153,053     $ 1,538,905
                          =======     ===========

                                 For the period(a)
                                  April 21 through
                                 December 31, 1999
                             --------------------------
                               Units         Amount
                             ---------   --------------
Fidelity VIP II Contrafund
  Issuance of units           140,836     $ 1,473,147
  Redemptions of units         19,982         209,274
                              -------     -----------
    Net Increase              120,854     $ 1,263,873
                              =======     ===========

                                For the period(a)
                                 March 1 through
                                December 31, 1999
                             -----------------------
                               Units        Amount
                             ---------   -----------
Fidelity VIP Equity Income
  Issuance of units            83,761     $ 906,940
  Redemptions of units         27,820       300,121
                               ------     ---------
    Net Increase               55,941     $ 606,819
                               ======     =========

                             For the period(a)
                            February 23 through
                             December 31, 1999
                         --------------------------
                           Units         Amount
                         ---------   --------------
Fidelity VIP Growth
  Issuance of units       181,537      $ 1,965,879
  Redemptions of units     28,149          312,159
                          -------      -----------
    Net Increase          153,388      $ 1,653,720
                          =======      ===========

                                For the period(a)
                                 April 21 through
                                December 31, 1999
                            --------------------------
                              Units         Amount
                            ---------   --------------
Fidelity VIP II Index 500
  Issuance of units          380,299      $ 4,020,009
  Redemptions of units        81,161          873,839
                             -------      -----------
    Net Increase             299,138      $ 3,146,170
                             =======      ===========

(a) Commencement of operations

                            For the period(a)
                            April 21 through
                            December 31, 1999
                         -----------------------
                           Units       Amount
                         --------   ------------
MFS Research Series
  Issuance of units       28,233      $ 289,879
  Redemptions of units     5,716         59,625
                          ------      ---------
    Net Increase          22,517      $ 230,254
                          ======      =========

                            For the period(a)
                             March 2 through
                            December 31, 1999
                         -----------------------
                           Units       Amount
                         --------   ------------
MFS Utilities
  Issuance of units        44,908     $ 511,755
  Redemptions of units      9,820       114,520
                           ------     ---------
    Net Increase           35,088     $ 397,235
                           ======     =========

                            For the period(a)
                             March 2 through
                            December 31, 1999
                         -----------------------
                           Units       Amount
                         --------   ------------
Oppenheimer Bond
  Issuance of units       30,616     $ 304,650
  Redemptions of units     5,594        55,607
                          ------     ---------
    Net Increase          25,022     $ 249,043
                          ======     =========


                              For the period(a)
                               March 2 through
                              December 31, 1999
                            ----------------------
                              Units       Amount
                            --------   -----------
Oppenheimer Strategic Bond
  Issuance of units           7,112      $ 69,880
  Redemptions of units        1,086        10,690
                              -----      --------
    Net Increase              6,026      $ 59,190
                              =====      ========

                            For the period(a)
                             March 2 through
                            December 31, 1999
                         -----------------------
                           Units       Amount
                         --------   ------------
Templeton International
  Issuance of units       42,112     $ 477,580
  Redemptions of units     3,745        43,200
                          ------     ---------
    Net Increase          38,367     $ 434,380
                          ======     =========

(a) Commencement of operations

                             JPF SEPARATE ACCOUNT C
                               December 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                                                                  Year Ended December 31,
                                     ---------------------------------------------------------------------------------
                                               1999                        1998                         1997
                                     -------------------------   -------------------------   -------------------------
                                       Units        Amount         Units        Amount         Units         Amount
                                     --------   --------------   --------   --------------   ---------   -------------
JPM Bond Division
  Issuance of units                   65,610     $   889,597      20,177     $   267,002      333,164     $ 3,936,415
  Redemptions of units                61,302         827,750      13,892         183,601        7,769          95,180
                                      ------     -----------      ------     -----------      -------     -----------
    Net Increase                       4,308     $    61,847       6,285     $    83,401      325,395     $ 3,841,235
                                      ======     ===========      ======     ===========      =======     ===========
JPM Equity Division
  Issuance of units                   58,484     $ 1,602,906      57,919     $ 1,262,450      248,888     $ 4,443,329
  Redemptions of units                 7,984         213,553      14,721         303,482       76,883       1,512,650
                                      ------     -----------      ------     -----------      -------     -----------
    Net Increase                      50,500     $ 1,389,353      43,198     $   958,968      172,005     $ 2,930,679
                                      ======     ===========      ======     ===========      =======     ===========
JPM Small Company Division
  Issuance of units                   24,186     $   482,201      32,795     $   639,061      169,487     $ 2,966,326
  Redemptions of units                11,113         220,211      20,659         332,296       65,988       1,290,200
                                      ------     -----------      ------     -----------      -------     -----------
    Net Increase                      13,073     $   261,990      12,136     $   306,765      103,499     $ 1,676,126
                                      ======     ===========      ======     ===========      =======     ===========
JPM International Equity Division
  Issuance of units                   69,916     $ 1,157,396      31,575     $   434,702      233,614     $ 2,947,905
  Redemptions of units                10,178         162,034      23,925         308,544       70,489         901,191
                                      ------     -----------      ------     -----------      -------     -----------
    Net Increase                      59,738     $   995,362       7,650     $   126,158      163,125     $ 2,046,714
                                      ======     ===========      ======     ===========      =======     ===========

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Securities and Exchange Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Rule 484(b)(1) of the Securities Act of 1933, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        REPRESENTATIONS REGARDING THE REASONABLENESS OF FEES AND CHARGES

Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the Flexible Premium Variable Life Insurance Policies hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot Financial Insurance Company.

                     REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended (the "1940 Act").

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

The prospectus consisting of 63 pages

The undertaking to file reports

The Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 regarding indemnification

The representation as to fees and charges.

The representation pursuant to Rule 6e-3(T)

The signatures

Written consents of the following persons:

(a) Richard Dielensnyder, FSA, MAAA, contained in Exhibit 6 below.

(b) Ernst & Young LLP.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a)(i) Certified Copy of Resolution of the Executive Committee of the Board of Directors of JP Financial Insurance Company of America establishing Chubb Separate Account C. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

     (ii) Certified Copy of Resolution of the Board of Directors of JP Financial Insurance Company of America authorizing the registration of a new policy offered through the Chubb Separate Account C (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, filed on March 13, 1996, File No. 33-01781).

     (b) Not Applicable

     (c)(i) Form of Distribution Agreement among JP Financial Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

     (ii) Specimen Variable Contracts Selling Agreement between Jefferson Pilot Variable Corporation and Selling Broker-Dealers. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (iii) Schedule of Sales Commissions. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (d) Not Applicable

     (e) Not Applicable

     (i) Specimen last survivor flexible premium variable life insurance policy. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (ii) Forms of Riders. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (f)(i) Amended and Restated Charter, with all amendments, of JP Financial Insurance Company. (Incorporated by reference to Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781).

     (ii) By-Laws of JP Financial Insurance Company. (Incorporated by reference to Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781).

     (g) No Applicable

     (h)(i) Participation Agreement by and among Oppenheimer Variable Account Funds, Chubb Life Insurance Company of America and Oppenheimer Funds Inc., dated January 8, 1998. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (ii) Participation Agreement among MFS Variable Trust, Chubb Life Insurance Company of America and Massachusetts Financial Services Company dated December 9, 1997. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (iii) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors Inc., and Chubb Life Insurance Company of America, The Colonial Life Insurance Company of America dated May 1, 1995. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (iv) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (v) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (i) Not applicable

     (j) Specimen Application. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     2. Opinion of counsel as to securities being registered. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     3. Not Applicable.

     4. No Applicable.

     5. Actuarial opinions and consents of Richard Dielensnyder, FSA, MAAA. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).


     6. Consent of Independent Auditors.


     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     8. Form of Reinsurance Agreement. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed May 24, 1994, File No. 33-72830).

     9. Memorandum regarding reliance on Order of the Commission to deduct the DAC Tax Charge (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed on March 13, 1996, File No. 33-01781).

     27. Financial Data Schedule. Not Applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account C, has caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire, on the 20th day of April, 2000.




                           JPF Separate Account C
                           (Registrant)

                           Jefferson Pilot Financial Insurance Company
                           (Depositor)


                           By: /s/ Dennis R. Glass
                               ------------------------------------
                               Dennis R. Glass
                           Title: Chief Financial Officer



Attest: /s/ Reggie Adamson
        ------------------------------------
        Reggie Adamson
        Chief Accounting Officer

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, JP Financial Insurance Company of America has caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 20th day of April, 2000.



(Seal)

                              Jefferson Pilot Financial Insurance Company



                              By:      /s/ Dennis R. Glass
                                       -------------------------------
                                       Dennis R. Glass
                              Title:   Chief Financial Officer



Attest:


               /s/ Reggie D. Adamson
               -------------------------------
               Reggie D. Adamson
               Chief Accounting Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                         Title


/s/ Dennis R. Glass
---------------------------
Dennis R. Glass                    Director


/s/ Kenneth C. Mlekush
---------------------------
Kenneth C. Mlekush                 Director


/s/ David A. Stonecipher
---------------------------
David A. Stonecipher               Director

                                  EXHIBIT INDEX

6. Consent of Independent Auditors
   ...............................